UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☒	Preliminary proxy statement

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☐	Definitive proxy statement

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RUSSELL INVESTMENTS EXCHANGE TRADED FUNDS

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A message from Russell Investments

September [__], 2026

As a shareholder in one or more Russell Investments Exchange Traded Funds (the “Funds”), your participation is critically important. Voting will take just a few minutes. Please read this entire document for details on how to vote and important information on each proposal.

Dear Shareholder:

We are asking for your vote on important matters related to your investments in Russell Investments Exchange Traded Funds. The vote includes approving a new investment advisory agreement between each Fund and Russell Investment Management, LLC (“RIM”) as a result of a transaction involving the sale of Russell Investments Group, Ltd., of which RIM is an indirect, wholly-owned subsidiary, to a newly-formed acquisition vehicle through which an investor consortium led by B Capital and including California Public Employees’ Retirement System will acquire Russell Investments. This proposal is described in full in the proxy statement included with this message. In addition, you are being asked to vote on certain other items, as discussed in the proxy statement.

A special shareholder meeting regarding these proposals will take place on November 24, 2026, at 401 Union Street, 18th Floor, Seattle, WA 98101.

If you don’t plan to attend the shareholder meeting, there are several convenient ways for you to cast your vote:

•	Visit the website that is listed on the proxy card.

•	Call the toll-free number that is listed on the proxy card.

•	Mail the proxy card (if you’ve received this communication by mail). If you choose this option, please be sure to sign, date, and return the card in the enclosed postage-paid envelope.

The Russell Investments Exchange Traded Funds Board of Trustees has carefully evaluated each proposal and unanimously recommends that you vote in favor of each proposal.

Your voice is very important in this proxy vote process. Please vote at your earliest convenience to prevent future communications on this matter and ensure that the Funds receive enough votes to act on each proposal. Your vote must be received by Russell Investments Exchange Traded Funds prior to the shareholder meeting unless you plan to attend the shareholder meeting to vote in person.

Please see the detailed question and answer section of the enclosed statement. If you have additional questions regarding a proposal, or need assistance in casting your vote, please call the proxy solicitation agent at (877) 816-8601.

We appreciate your taking time to submit your vote. Thank you for investing with Russell Investments.

RUSSELL INVESTMENTS // A MESSAGE FROM RUSSELL INVESTMENTS

RUSSELL INVESTMENTS EXCHANGE TRADED FUNDS

401 Union Street, 18th Floor, Seattle, WA 98101

IMPORTANT SHAREHOLDER INFORMATION

This document contains a Proxy Statement and proxy card(s) for an upcoming shareholder meeting of Russell Investments Exchange Traded Funds (the “Trust”). A proxy card is, in essence, a ballot. When you vote using a proxy card, you appoint an individual named on the card to act as your proxy at the actual shareholder meeting and you instruct that individual as to how to vote on your behalf at the shareholder meeting. The proxy card(s) may be completed by checking the appropriate box and voting for or against a proposal. If you simply sign the proxy without specifying a vote with respect to a proposal, your shares will be voted in accordance with the recommendation of the Board of Trustees.

Please read the Proxy Statement and cast your vote through the Internet or by telephone by following the instructions on your proxy card(s) or cast your vote by signing, voting and returning the proxy card(s) in the envelope provided. Voting your proxy, and doing so promptly, ensures that the Trust will not need to conduct additional mailings or contact you directly to obtain your vote.

Please exercise your right to vote. Thank you.

RUSSELL INVESTMENTS EXCHANGE TRADED FUNDS

Russell Investments U.S. Small Cap Equity ETF	Russell Investments Global Infrastructure ETF
Russell Investments Global Real Estate ETF	Russell Investments Core Plus Bond ETF
Russell Investments Global Equity ETF	Russell Investments Emerging Markets Equity ETF
Russell Investments International Developed Equity ETF

401 Union Street, 18th Floor, Seattle, WA 98101

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To all shareholders of Russell Investments Exchange Traded Funds:

Russell Investments Exchange Traded Funds (the “Trust”) is holding a special meeting (the “Special Meeting”) of all shareholders of each of the separate series of the Trust listed above (each a “Fund” and collectively the “Funds”) on November 24, 2026. The Special Meeting will be held at the offices of Russell Investments, 401 Union Street, 18th Floor, Seattle, WA 98101, at 11:00 a.m. Pacific Time.

The Trust is a Delaware statutory trust operating as a registered management investment company. The Trust is currently comprised of eight separate funds.

This Special Meeting is being held for the purpose of considering and voting upon the following proposals:

1.

To approve a new investment advisory agreement between each Fund and Russell Investment Management, LLC (“RIM”) as a result of a transaction involving the sale of Russell Investments Group, Ltd. (collectively with its subsidiaries, “Russell Investments”), of which RIM is an indirect, wholly-owned subsidiary, to a newly-formed acquisition vehicle through which an investor consortium led by B Capital and including California Public Employees’ Retirement System will acquire Russell Investments;

2.	To permit RIM to enter into and materially amend subadvisory agreements with affiliated money managers without shareholder approval; and

3.	To approve a revision to the fundamental investment restriction relating to concentration for the Russell Investments Global Infrastructure ETF.

These matters are discussed in detail in the Proxy Statement enclosed with this Notice.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

The Trust has fixed the close of business on September 1, 2026 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting. Each share of each Fund is entitled to one vote on each proposal and a proportionate fractional vote for each fractional share held. You are cordially invited to attend the Special Meeting.

Regardless of whether you plan to attend the Special Meeting, we urge you to vote through the Internet or by telephone by following the instructions on the proxy card(s), or by signing, voting and returning the proxy card(s) in the postage paid envelope so that a quorum will be present and a maximum number of shares may be voted. For specific instructions on how to vote your shares, please review the instructions for each of these voting options as detailed on your proxy card(s) and in the Proxy Statement. If you attend the Special Meeting, you may vote in person even if you have previously returned your proxy card(s) or have voted through the Internet or by telephone. Proxies may be revoked at any time before they are exercised by submitting a revised proxy, by giving written notice of revocation to the Trust, or by voting in person at the Special Meeting. It is very important that you vote your proxy promptly so that a quorum may be ensured and the costs of further solicitations avoided.

As always, we thank you for the trust you have placed in the Trust.

By Order of the Trust,

Vernon Barback
President and Chief Executive Officer
Russell Investments Exchange Traded Funds

IMPORTANT NOTICE

Although we recommend that you read the complete Proxy Statement, for your convenience we have provided a brief overview of each proposal. The information provided under the “Questions and Answers” section below is qualified in its entirety by reference to the Proxy Statement.

QUESTIONS AND ANSWERS

Why am I receiving this Proxy Statement?

The Board of Trustees (the “Board” or the “Trustees”) of Russell Investments Exchange Traded Funds (the “Trust”) is asking you to vote on a proposal to approve a new investment advisory agreement (the “Post-Transaction Agreement”) between each series of the Trust listed on the Notice of Special Meeting of Shareholders (each a “Fund” and collectively the “Funds”) and Russell Investment Management, LLC, each Fund’s current investment adviser (“RIM”), as a result of a transaction involving the sale of Russell Investments Group, Ltd. (“RIG,” and collectively with its subsidiaries, “Russell Investments”), of which RIM is an indirect, wholly-owned subsidiary, to a newly-formed acquisition vehicle through which an investor consortium led by B Capital and including California Public Employees’ Retirement System (“CalPERS”) will acquire Russell Investments (the “Transaction”).

Specifically, on July 2, 2026, RIG and Shareholder Representative Services LLC (in its limited capacity as representative for RIG’s shareholders) entered into a definitive merger agreement (the “Transaction Agreement”) with subsidiaries of BEAM Holdings, L.P. (“BEAM Topco” and together with its subsidiaries, the “BEAM Entities”) to acquire RIG. Upon consummation of the Transaction, RIG will become an indirect, wholly-owned subsidiary of BEAM Topco. At the Transaction closing, BEAM Topco will be owned by a consortium of investors that includes venture firm B Capital, B Capital principals and CalPERS, with CalPERS anticipated to own indirectly a majority non-voting interest of BEAM Topco at closing.

The consummation of the Transaction will result in the change of ultimate control of RIM. Under the federal securities laws and the terms of each Fund’s existing investment advisory agreement with RIM (the “Existing Agreement”), a change of control of RIM results in the termination of such agreement. If RIM is to continue to serve as investment adviser to the Funds following the Transaction, it is necessary for shareholders of the Funds to approve the Post-Transaction Agreement for the Funds. Shareholders are not being asked to approve the Transaction itself, which does not require shareholder approval.

As described in the Proxy Statement, the terms of the Post-Transaction Agreement for each Fund are the same as the terms of the Existing Agreement except with respect to the effective and termination dates. The Post-Transaction Agreement does not change the rate of any Fund’s investment advisory fee.

In addition, you are being asked to vote on certain other items.

Who is Russell Investments?

Russell Investments was founded in 1936 and is a leading global investment solutions partner providing a wide range of investment capabilities to institutional investors, financial intermediaries and individual investors around the world. RIM was established in 1982 and pioneered the “multi-style, multi-manager” investment method in mutual funds. As of December 31, 2025, RIM managed over $50.4 billion in proprietary registered fund portfolios. RIM is currently an indirect, wholly-owned subsidiary of RIG, through which the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. (“TA Associates”) (the “TA Funds”) indirectly hold a majority ownership interest and the limited partners of certain private equity funds affiliated with Reverence Capital Partners, L.P. (“Reverence Capital”) (the “Reverence Capital Funds”) indirectly hold a significant minority ownership interest in Russell Investments.

How will the Transaction be structured?

As discussed more fully in the Proxy Statement, under the Transaction Agreement, BEAM Topco will indirectly acquire RIG in an all-cash transaction valued at $2.8 billion, subject to certain adjustments based upon a number of variables. Upon consummation of the Transaction, RIG will become an indirect, wholly-owned subsidiary of BEAM Topco. The cash will be funded from debt and equity financing sources. Russell Investments US Institutional Holdco, Inc. and Russell Investments US Retail Holdco, Inc., each entities in the current Russell Investments corporate structure with RIM being a wholly-owned subsidiary of Russell Investments US Retail Holdco, Inc., are expected to enter into a senior secured term loan credit facility and have access to a senior secured revolving credit facility (the “Facilities”). The Facilities will be subject to certain terms and conditions, as discussed in further detail in the Proxy Statement. RIM and its affiliated investment advisers will guarantee the debt incurred by Russell Investments US Institutional Holdco, Inc. and Russell Investments US Retail Holdco, Inc. in connection with closing.

Who is BEAM Topco?

BEAM Topco was created for the purpose of entering into the Transaction and, upon consummation of the Transaction, RIG will become an indirect, wholly-owned subsidiary of BEAM Topco. At the Transaction closing, BEAM Topco will be owned by a consortium of investors that includes venture firm B Capital, B Capital principals, and CalPERS, with CalPERS anticipated to own indirectly a majority non-voting interest of BEAM Topco at closing.

B Capital is a multi-stage global investment firm that partners with extraordinary entrepreneurs to shape the future through technology. With more than $12 billion in assets under management across multiple funds, the firm focuses on seed to late-stage venture growth investments, primarily in the Technology, Healthcare and Energy sectors. Founded in 2015, B Capital leverages an integrated team across nine locations in the U.S. and Asia, as well as a strategic partnership with The Boston Consulting Group, to provide the value-added support entrepreneurs need to scale fast and efficiently, expand into new markets and build exceptional companies.

CalPERS is the largest defined-benefit public pension in the U.S., with 2.4 million members. Since 1932, CalPERS has provided retirement security for state, school, and public agency employees who invest their life’s work in public service.

How will the Transaction affect the Fund(s) in which I invest?

It is not expected that the Transaction will affect the investment strategies, processes or fees and expenses of the Funds in which you invest. The Transaction is not expected to have any impact on RIM’s investment philosophy, management approach or how RIM manages each Fund. The current sub-advisers (or “money managers”) for each Fund will not change as a result of the Transaction, although money manager changes will continue to be made in the normal course of business. The proposal does not include any change to any Fund’s investment objective or any change to any Fund’s advisory fee rate or total expense ratio, as described in the Proxy Statement. The Funds will not bear any portion of the costs associated with the Transaction.

How will the Transaction affect RIM and Russell Investments?

As discussed more fully in the Proxy Statement, RIM will continue to be part of Russell Investments, which will continue to operate as an independent entity with its own governance structure following the closing of the Transaction. BEAM Topco is providing long-term capital to support growth, including extending Russell Investments’ open-architecture approach to more investors through a broader range of customizable products and services.

What other proposals are being presented to shareholders at the special meeting?

In addition to being asked to approve the Post-Transaction Agreement, you are being asked to vote (i) to permit RIM to enter into and materially amend subadvisory agreements with affiliated money managers without shareholder approval and (ii) for shareholders of the Russell Investments Global Infrastructure ETF (the “Infrastructure ETF”) only, to approve a revision to the fundamental investment restriction relating to concentration.

How do the Trustees suggest that I vote?

After careful consideration, the Trustees, including a majority of the members who are not considered to be “interested persons” under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously recommend that you vote “FOR” each of the proposals.

Why do the Trustees recommend that I vote “FOR” each proposal?

The Transaction involves a change of control that will result in the termination of the Existing Agreement. For the reasons described in the Proxy Statement, the Trustees believe it is in the best interests of the shareholders of each Fund to provide for continuation of advisory services following the Transaction. Therefore, the Trustees recommend that you vote “FOR” the Post-Transaction Agreement proposal.

The Trustees believe that it is in the best interests of the shareholders of each Fund to permit RIM to hire and replace money managers, whether affiliated or unaffiliated, without shareholder approval in order to afford a Fund the opportunity to forego the costly expense of, and unnecessary delays associated with, proxy solicitations due to necessary money manager changes. Approval of this proposal would place each applicable Fund in the same position as many other funds in other fund complexes that already operate under similar manager-of-managers arrangements, enabling the Funds to benefit from the same operational flexibility that is widely available across the mutual fund industry. Although RIM has no current plans to hire any affiliated money managers, approval by shareholders will preserve flexibility to do so in the future and avoid the cost of seeking shareholder approval at that time. If shareholders approve this proposal, they could benefit from potential cost savings to the Funds, as well as allowing RIM to act more quickly to change money managers after it has determined that such a change would be in the best interest of each Fund and its shareholders, subject to the approval of the Board, including the Independent Trustees. Therefore, the Trustees recommend that you vote “FOR” the proposal to permit RIM to enter into and materially amend subadvisory agreements with affiliated money managers without shareholder approval.

The Trustees believe that it is in the best interests of the shareholders of the Infrastructure ETF to approve the revision of the Infrastructure ETF’s fundamental investment restriction relating to concentration because the change will facilitate the implementation of the Infrastructure ETF’s investment strategy within the infrastructure group of industries and enable RIM and the Infrastructure ETF’s money managers to better express their convictions and avoid undesired tracking error to the Infrastructure ETF’s secondary benchmark. Therefore, the Trustees recommend that shareholders of the Infrastructure ETF vote “FOR” the proposal to approve a revision to the fundamental investment restriction relating to concentration.

Will my vote make a difference?

Yes. Your vote is needed to ensure that the proposals can be acted upon. To avoid the added cost of follow-up solicitations and possible adjournments, please read the Proxy Statement and cast your vote through the Internet or by telephone by following the instructions on your proxy card(s). You may also vote by signing, voting and returning the proxy card(s) in the envelope provided. We encourage all shareholders to participate in the governance of the Trust.

What is the deadline for submitting my vote?

We encourage you to vote as soon as possible to make sure that the Funds receive enough votes to act on the proposals. Unless you attend the meeting to vote in person, your vote (cast by Internet, telephone or paper proxy card) must be received by the Trust prior to the start of the meeting (11:00 a.m. Pacific Time on November 24, 2026). If you cast your vote by Internet or telephone, please cast your vote before 12:00 a.m. Pacific Time on November 24, 2026 to ensure that your vote is counted prior to the start of the meeting. If you cast your vote by mail, your proxy card(s) must be received by the Trust by November 23, 2026 to ensure that your vote is counted prior to the start of the meeting.

Who is eligible to vote?

Any person who owned shares of a Fund on the “record date,” which was September 1, 2026 (even if that person has since sold those shares).

Whom do I call if I have questions?

We will be happy to answer your questions about this proxy solicitation. We have engaged Computershare Fund Services (“Computershare”) as our proxy solicitation agent. If you have questions, please contact Computershare at (877) 816-8601.

How can I vote my shares?

For your convenience, you are encouraged to vote in any of the following three simple ways:

Internet – log on to the website address located on your proxy card(s). You will need the control number found on the proxy card(s) at the time you execute your vote. If you vote by internet, please cast your vote before 12:00 a.m. Pacific Time on November 24, 2026 to ensure that your vote is counted prior to the start of the meeting.

Touchtone Phone – dial the toll-free number on the enclosed proxy card(s) and follow the automated instructions. Please have the proxy card(s) available at the time of the call. If you vote by touchtone phone, please cast your vote before 12:00 a.m. Pacific Time on November 24, 2026 to ensure that your vote is counted prior to the start of the meeting.

Mail – sign, date, and complete the reverse side of the proxy card(s) and return the proxy card(s) in the postage-paid envelope provided. Your proxy card(s) must be received by the Trust by November 23, 2026 to ensure that your vote is counted prior to the start of the meeting.

Please respond. Your vote is important whether or not you plan to attend the special meeting. To assure the presence of a quorum at the special meeting, and to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the proxy statement and cast your vote through the internet or by telephone by following the instructions on your proxy card(s), or by signing, voting and returning the proxy card(s) in the envelope provided. Please take advantage of these prompt and efficient voting options.

RUSSELL INVESTMENTS EXCHANGE TRADED FUNDS

Russell Investments U.S. Small Cap Equity ETF	Russell Investments Global Infrastructure ETF
Russell Investments Global Real Estate ETF	Russell Investments Core Plus Bond ETF
Russell Investments Global Equity ETF	Russell Investments Emerging Markets Equity ETF
Russell Investments International Developed Equity ETF

401 Union Street, 18th Floor, Seattle, WA 98101

PROXY STATEMENT Dated September [ ], 2026

SPECIAL MEETING OF SHAREHOLDERS

To be Held on November 24, 2026

Introduction

Russell Investments Exchange Traded Funds (the “Trust” or “RIETF”) has called a special meeting (the “Special Meeting”) of all shareholders of each of the separate series of the Trust listed above (each a “Fund” and collectively the “Funds”) in order to consider and act upon the proposals set forth below. The Special Meeting will be held at the offices of Russell Investments, 401 Union Street, 18th Floor, Seattle, WA 98101, on November 24, 2026 at 11:00 a.m. Pacific Time. If you expect to attend the Special Meeting in person, please call the Trust at 1-800-787-7354 to inform the Trust of your intentions and obtain directions on how to attend the Special Meeting.

Items For Consideration

The following table summarizes the proposals (each a “Proposal”) as applicable to each Fund of the Trust:

Proposal	Proposal Description	Applicable Funds	Page
1.	To approve a new advisory agreement between each Fund and Russell Investment Management, LLC (“RIM”) as a result of a transaction involving the sale of Russell Investments Group, Ltd. (“Russell Investments”), of which RIM is a wholly-owned subsidiary, to a newly-formed acquisition vehicle through which an investor consortium led by B Capital and including California Public Employees’ Retirement System will acquire Russell Investments (the “Transaction”)	All Funds voting separately.	[5]

2.	To permit RIM to enter into and materially amend subadvisory agreements with affiliated money managers without shareholder approval	All Funds voting separately.	[13]

3.	To approve a revision to the fundamental investment restriction relating to concentration for the Russell Investments Global Infrastructure ETF (the “Infrastructure ETF”)	Infrastructure ETF	[17]

The proxy materials are being mailed to shareholders on or about September 21, 2026.

TABLE OF CONTENTS

INTRODUCTION AND VOTING INFORMATION	1

DISCUSSION OF PROPOSAL 1	5

DISCUSSION OF PROPOSAL 2	18

DISCUSSION OF PROPOSAL 3	22

OTHER INFORMATION	24

INSTRUCTIONS FOR SIGNING PROXY CARDS	30

INDEX OF EXHIBITS AND APPENDICES TO PROXY STATEMENT	31

Exhibit A Form of Investment Advisory Agreement	Exhibit A-1

Exhibit B Investment Advisory Fees Paid by the Funds	Exhibit B-1

Exhibit C Date of Existing Agreement	Exhibit C-1

Exhibit D Additional Information about RIM and its Affiliates	Exhibit D-1

Exhibit E Approval of Existing Agreement	Exhibit E-1

Appendix A Fund Shares Outstanding as of September 1, 2026	Appendix A-1

Appendix B 5% Record or Beneficial Owners of Fund Shares	Appendix B-1

i

INTRODUCTION AND VOTING INFORMATION

For each Fund, the Trust’s Board of Trustees (the “Board” or the “Trustees”) is asking for approval of the Post-Transaction Agreement with RIM (“Proposal 1”). In addition, for each Fund, the Board is asking for approval to permit RIM to enter into and materially amend subadvisory agreements with affiliated money managers without shareholder approval (“Proposal 2”). For the Infrastructure ETF, the Board is asking for approval for a revision to the fundamental investment restriction relating to concentration (“Proposal 3”).

Who May Vote

All shareholders of the applicable Funds who own shares as of the close of business on September 1, 2026 (the “Record Date”) are entitled to vote on each proposal. Each share of each Fund will be entitled to one vote on each proposal at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. Appendix A sets forth the number of shares of beneficial interest outstanding and entitled to be voted of each Fund as of the close of business on September 1, 2026.

Voting by Proxy

You may submit a vote by proxy in any of the following three simple ways:

Internet – log on to the website address located on your proxy card(s). You will need the control number found on the proxy card(s) at the time you execute your vote. If you vote by internet, please cast your vote before 12:00 a.m. Pacific Time on November 24, 2026 to ensure that your vote is counted prior to the start of the meeting.

Touchtone Phone – dial the toll-free number on the enclosed proxy card(s) and follow the automated instructions. Please have the proxy card(s) available at the time of the call. If you vote by touchtone phone, please cast your vote before 12:00 a.m. Pacific Time on November 24, 2026 to ensure that your vote is counted prior to the start of the meeting.

Mail – sign, date, and complete the reverse side of the proxy card(s) and return the proxy card(s) in the postage-paid envelope provided. Your proxy card(s) must be received by the Trust by November 23, 2026 to ensure that your vote is counted prior to the start of the meeting.

For information about attending the Special Meeting and voting in person, please see below.

If you need more information on how to vote, or if you have any questions, please call the Funds’ proxy solicitation agent at (877) 816-8601. The Trust urges you to fill out and return your proxy card(s) or vote by telephone or the Internet, even if you plan to attend the Special Meeting. Doing so will not affect your right to attend the Special Meeting and vote.

The Trust has named Jessica Gates, Cheryl Wichers, Ross Erickson and Walter Chikwinya as proxies, and their names appear on your proxy card(s). By signing your proxy card(s) and returning it or, alternatively, by voting through the Internet or by telephone by following the instructions on the proxy card(s), you are appointing those persons to vote for you at the Special Meeting. If you properly fill in your proxy card(s) and return it to the Trust in time to vote, one of the appointed proxies will vote your shares as you have directed. If you sign and return your proxy card(s), but do not make a specific choice with respect to each proposal, one of the appointed proxies will vote your shares on each proposal as recommended by the Board.

If an additional matter is presented for vote at the Special Meeting, one of the appointed proxies will vote in accordance with his/her best judgment. At the time this Proxy Statement was printed, the Trust was not aware of any other matter that needed to be acted upon at the Special Meeting other than the proposals discussed in this Proxy Statement.

If you appoint a proxy by signing and returning your proxy card(s), you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, by notifying the Trust in writing that you have revoked your proxy prior to the Special Meeting by writing to the Secretary of the Funds at the following address: 401 Union Street, 18th Floor, Seattle, WA 98101, or by attending the Special Meeting and voting in person. Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

If you hold shares of a Fund indirectly through your investment in a variable insurance product, the insurance company is the shareholder of the Fund and is entitled to vote those shares. Pursuant to applicable laws, the insurance company votes such shares in accordance with instructions received from owners of the variable insurance products. Accordingly, you are being asked to provide voting instructions to your insurance company by means of a voting instruction card. The enclosed voting instruction card(s) contains details regarding how to provide your voting instructions.

Voting in Person

If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Special Meeting. If you attend the Special Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. If you do not bring with you such a letter, the Trust may at its discretion accept a provisional ballot from you pending validation that you are the actual beneficial owner of shares of the Fund(s).

Recommendation

The proxy is solicited by the Board on behalf of the Trust, which recommends a vote “FOR” each proposal.

Requirement of a Quorum and Vote Needed

A quorum is the number of outstanding shares, as of the Record Date, that must be present, in person or by proxy, in order for a Fund to hold a valid shareholder meeting. A Fund cannot hold a valid shareholder meeting unless there is a quorum of shareholders present in person or by proxy. The Trust’s Amended and Restated Declaration of Trust provides that the holders of one-third of the shares entitled to vote on any matter at a meeting, present in person or by proxy, shall constitute a quorum. With respect to each proposal, for each applicable Fund, one-third of the shares entitled to vote on the proposal as of the Record Date is required for a quorum for this Special Meeting.

All shareholders of each Fund as of the Record Date will be entitled to vote on each proposal applicable to their Fund. Voting with respect to Proposals 1 and 2 will take place on a Fund-by-Fund basis, meaning that your vote with respect to one Fund in which you hold shares will be counted together with the votes of other shareholders of such Fund, but will not be counted together with votes of shareholders of other Funds. Therefore, a vote for Proposal 1 or 2 with respect to one Fund will not affect the approval of Proposal 1 or 2 with respect to any other Fund. Voting with respect to Proposal 3 will be for shareholders of the Infrastructure ETF only.

The approval of each proposal with respect to a Fund requires the approval of a “majority of the outstanding voting securities” of the Fund. The vote of a “majority of the outstanding voting securities” of a Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. The approval of a proposal with respect to any one Fund is not contingent upon the approval by any other Fund. In addition, the approval of a proposal is not contingent upon the approval of any other proposals.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal. Under current interpretations of the New York Stock Exchange (the “NYSE”), broker-dealers that are members of the NYSE and that have not received instructions from a customer may not vote such customer’s shares on the proposals. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. Therefore, if you beneficially own shares that are held in “street name” through a broker-dealer and if you have not given or do not give voting instructions for your shares, your shares may not be voted at all or may be voted in a manner that you did not intend.

Shares represented in person or by proxy, including shares that abstain with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the Special Meeting. Abstentions with respect to a proposal will have the effect of a vote against the proposal.

Where shares of a Fund are held by another fund for which RIM serves as the investment adviser, those shares will be voted for and against each proposal in the same proportion as the votes of the Fund’s other shareholders on the proposal. If other RIM-advised funds are the only shareholders of a Fund, RIM will vote such shares in accordance with the recommendation of a third-party proxy advisory service.

Adjournments

In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes in favor of the proposal have not been received, the chair of the Special Meeting may adjourn the Special Meeting one or more times to permit further solicitation of proxies. Under the Trust’s Second Amended and Restated Bylaws, no shareholder vote is required to adjourn the Special Meeting.

Solicitation of Proxies

Proxies will be solicited primarily by mailing of the proxy materials, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Funds, employees or agents of RIM, and one or more third-party agents, including other financial intermediaries, particularly as the date of the Special Meeting approaches. The Funds have retained a proxy solicitor, Computershare Fund Services (“Computershare”), to assist in soliciting proxies. Pursuant to this arrangement, Computershare has agreed to contact shareholders, banks, brokers, and proxy intermediaries to secure votes on the proposals described in the Proxy Statement. Should shareholders require additional information regarding the proxy, they may contact Computershare at (877) 816-8601.

Costs of the Special Meeting

RIM or an affiliate will bear most expenses incurred in connection with the Special Meeting, including the cost of printing and mailing proxy materials, soliciting proxies and the cost associated with any adjournments (collectively, “Shareholder Meeting Expenses”), whether or not each proposal is approved by shareholders, provided that a portion of Shareholder Meeting Expenses will be borne by the Funds and certain other funds advised by RIM not included in this Proxy Statement in connection with Proposal 2.

Specifically, the lesser of 5 percent of Shareholder Meeting Expenses or $500,000 will be allocated among the series of the Trust, Russell Investment Company and Russell Investment Funds to which Proposal 2 applies (subject to a 0.1 basis point cap). The Board believes that the Funds will benefit from Proposal 2 and that seeking shareholder approval of such Proposal at the Special Meeting, which otherwise was called to vote on Proposal 1, will avoid additional meeting and proxy solicitation costs in the future. Computershare has been engaged to provide shareholder solicitation, vote tabulation and shareholder meeting services with respect to all funds for which RIM serves as investment adviser, including those not included in this Proxy Statement, at an estimated cost of up to $3,230,000, although the actual costs of these services may be higher. This does not reflect the costs associated with preparing, printing and mailing of the proxy materials and the costs associated with reimbursing brokerage firms and other financial intermediaries for their expenses in forwarding proxy materials to the beneficial owners.

Additional information about the Funds is available in their respective prospectuses, statements of additional information and annual and semi-annual reports to shareholders (when available). Each Fund’s most recent annual and semi-annual reports (when available) have previously been provided to shareholders. Additional copies of any of these documents (when available) are available without charge by calling 1-800-787-7354, by writing to P.O. Box 219430, Kansas City, MO 64121-9430 or by visiting the Funds’ website at www.russellinvestments.com. All of these documents (when available) also are on file with the Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov.

PLEASE VOTE THROUGH THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD(S) OR BY COMPLETING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 24, 2026

The Funds’ Notice of Special Meeting of Shareholders and Proxy Statement are available on the Internet at https://www.proxy-direct.com/etf-35300.

DISCUSSION OF PROPOSAL 1

APPROVAL OF A POST-TRANSACTION INVESTMENT ADVISORY AGREEMENT FOR THE FUNDS

Introduction

The Special Meeting is being called to consider a proposal necessitated by the Transaction, which will involve the sale of Russell Investments to a newly-formed acquisition vehicle through which an investor consortium led by B Capital and including CalPERS will acquire Russell Investments. Because the consummation of the Transaction will result in RIM having a new controlling shareholder, under the Investment Company Act of 1940, as amended (the “1940 Act”), it will result in a change of control of RIM and the assignment and automatic termination of the existing advisory agreement for each Fund. If the proposal is adopted by a Fund and the Transaction is consummated, RIM will continue to serve as the investment adviser to that Fund in accordance with the Post-Transaction Agreement and 1940 Act. The Funds currently employ discretionary and/or non-discretionary sub-advisers (each a “Money Manager” and collectively the “Money Managers”). The Transaction is not expected to have any impact on RIM’s investment philosophy, management approach, or on how RIM manages each Fund. The current Money Managers for each Fund will not change as a result of the Transaction, although Money Manager changes will continue to be made in the normal course of business.

Currently, there is an investment advisory agreement between the Trust and RIM dated April 22, 2025, as amended from time to time (the “Existing Agreement”). The terms of the Post-Transaction Agreement for each Fund are the same as the terms of the Existing Agreement except with respect to the effective and termination dates. The Post-Transaction Agreement does not change any Fund’s investment objective nor does it change any Fund’s advisory fee rate or total expense ratio. It is not expected that there will be any change in the personnel currently responsible for managing the Funds as a result of the Transaction or approval of the Post-Transaction Agreement (although such changes may occur in the normal course of business).

If approved by shareholders of a Fund, the Post-Transaction Agreement will go into effect for that Fund concurrently with the closing of the Transaction. If the Transaction is not consummated, RIM will continue to serve as investment adviser to the Funds pursuant to the terms of the Existing Agreement. Implementation of the Post-Transaction Agreement is dependent on consummation of the Transaction.

Information Concerning the Trust and RIM

The Trust is currently comprised of eight separate funds, each with its own investment objective and policies. The Funds’ investment adviser is RIM, 401 Union Street, 18th Floor, Seattle, WA 98101. RIM, an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended, pioneered the “multi-style, multi-manager” investment method in mutual funds. As of December 31, 2025, RIM managed over $50.4 billion in proprietary registered fund portfolios. Russell Investments was founded in 1936 and is a leading global investment solutions partner providing a wide range of investment capabilities to institutional investors, financial intermediaries and individual investors around the world. RIM is currently a wholly-owned subsidiary of Russell Investments Group, Ltd. (“RIG”) and was established in 1982 to serve as the investment management arm of Russell Investments.

The Transaction

RIM is currently an indirect, wholly-owned subsidiary of RIG, through which the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. (“TA Associates”) (the “TA Funds”) indirectly hold a majority ownership interest and the limited partners of certain private equity funds affiliated with Reverence Capital Partners, L.P. (“Reverence Capital”) (the “Reverence Capital Funds”) indirectly hold a significant minority ownership interest in Russell Investments.

On July 2, 2026, RIG and Shareholder Representative Services LLC (in its limited capacity as representative for RIG’s shareholders) entered into a definitive merger agreement (the “Transaction Agreement”) with subsidiaries of BEAM Holdings, L.P. (“BEAM Topco” and together with its subsidiaries, the “BEAM Entities”) to acquire RIG. Upon consummation of the Transaction, RIG will become an indirect, wholly-owned subsidiary of BEAM Topco. At the Transaction closing, BEAM Topco will be owned by a consortium of investors that includes venture firm B Capital, B Capital principals and CalPERS, with CalPERS anticipated to own indirectly a majority non-voting interest of BEAM Topco at closing.

Under the Transaction Agreement, BEAM Topco will indirectly acquire RIG in an all-cash transaction valued at $2.8 billion, subject to certain adjustments based upon a number of variables. Upon consummation of the Transaction, RIG will become an indirect, wholly-owned subsidiary of BEAM Topco. The cash will be funded from debt and equity financing sources. In connection with the Transaction, the BEAM Entities entered into equity commitment letters with their investors totaling up to $2.2 billion. Russell Investments US Institutional Holdco, Inc. and Russell Investments US Retail Holdco, Inc., each entities in the current Russell Investments corporate structure with RIM being a wholly-owned subsidiary of Russell Investments US Retail Holdco, Inc., are expected to enter into a senior secured term loan credit facility and have access to a senior secured revolving credit facility (the “Facilities”). The Facilities will be subject to certain terms and conditions, as discussed below. RIM and its affiliated investment advisers (the “Guarantors”) will guarantee the debt incurred by Russell Investments US Institutional Holdco, Inc. and Russell Investments US Retail Holdco, Inc. in connection with closing.

Additional information regarding the ownership structure of Russell Investments following the Transaction is included in Exhibit D. The Transaction is expected to close in the first quarter of 2027, subject to regulatory and other approvals and other conditions being satisfied. One of these conditions is receipt of consent from 75% of Russell Investments’ assets under management, calculated using a revenue run rate threshold. There is also a key man provision that requires Zach Buchwald, CEO of Russell Investments, to be employed at the time of closing.

Information Concerning BEAM Topco

BEAM Topco was created for the purpose of entering into the Transaction and, upon consummation of the Transaction, RIG will become an indirect, wholly-owned subsidiary of BEAM Topco. At the Transaction closing, BEAM Topco will be owned by a consortium of investors that includes venture firm B Capital, B Capital principals and CalPERS, with CalPERS anticipated to own indirectly a majority non-voting interest of BEAM Topco at closing.

B Capital is a multi-stage global investment firm that partners with extraordinary entrepreneurs to shape the future through technology. With more than $12 billion in assets under management across multiple funds, the firm focuses on seed to late-stage venture growth investments, primarily in the Technology, Healthcare and Energy sectors. Founded in 2015, B Capital leverages an integrated team across nine locations in the U.S. and Asia, as well as a strategic partnership with The Boston Consulting Group, to provide the value-added support entrepreneurs need to scale fast and efficiently, expand into new markets and build exceptional companies.

CalPERS is the largest defined-benefit public pension in the U.S., with 2.4 million members. Since 1932, CalPERS has provided retirement security for state, school, and public agency employees who invest their life’s work in public service.

Transaction Not Expected to Adversely Affect RIM or the Funds

It is not expected that the Transaction will affect the investment strategies, processes or fees and expenses of the Funds in which you invest. The Transaction is not expected to have any impact on RIM’s investment philosophy, management approach or how RIM manages each Fund. The current Money Managers for each Fund will not change as a result of the Transaction, although Money Manager changes will continue to be made in the normal course of business. The proposal does not include any change to any Fund’s investment objective or any change to any Fund’s advisory fee rate or total expense ratio. The Funds will not bear any portion of the costs associated with the Transaction.

As noted above, RIM will continue to be part of Russell Investments, which will continue to operate as an independent entity with its own governance structure following the closing of the Transaction. BEAM Topco is providing long-term capital to support growth, including extending Russell Investments’ open-architecture approach to more investors through a broader range of customizable products and services.

In connection with the Transaction, a new management incentive plan (“MIP”) will be put in place. The MIP will provide for the grant of equity appreciation units (e.g., profits interests) to key employees of RIG. The MIP units will be subject to customary performance-based thresholds and time-based vesting conditions.

In an effort to retain top leadership, certain members of the Russell Investments management team will be granted new profits-interest incentive equity, the value of which is tied to future appreciation of RIG’s overall enterprise value above specified return multiples.

As discussed above, the cash for the Transaction will be funded from debt and equity financing sources. Under this structure, RIM will be a Guarantor with respect to the Facilities. Although the final terms of the Facilities have not been negotiated and finalized, part of the collateral package that the lenders will receive is a pledge of the equity interests in the Guarantors. As such, an event of default or similar circumstances that result in a foreclosure under the Facilities would cause a change of control of RIM and automatic termination of the Post-Transaction Agreement by its terms, as required by the 1940 Act. The consequences of a foreclosure and ensuing automatic termination of the Post-Transaction Agreement by virtue of a change of control of RIM are not determinable at this time. In the event of a change of control, the Board would consider what actions, if any, are available, necessary, appropriate, and in the best interests of the Funds and their shareholders under the circumstances, which may include approving a temporary interim advisory agreement with RIM in accordance with Rule 15a-4 under the 1940 Act that would allow RIM to continue to serve as investment manager for a maximum period of 150 days.

Impact of the Transaction on the Funds’ Existing Agreement and Summary of Proposal

Shareholders of each Fund are being asked to approve the Post-Transaction Agreement between each Fund and RIM. The consummation of the Transaction will constitute an “assignment” (as defined in the 1940 Act) of the Existing Agreement. As required by the 1940 Act, the Existing Agreement provides for its automatic termination in the event of an assignment. Accordingly, the Existing Agreement for each Fund will terminate upon the consummation of the Transaction, and approval of the Post-Transaction Agreement for the Fund is necessary if RIM is going to continue to manage the Funds. Under the Post-Transaction Agreement, RIM will, among other things, continue to have the ability to hire and terminate Money Managers under its current manager-of-managers exemptive order granted by the SEC, subject to the approval of the Board, including the Independent Trustees, but without shareholder approval. As a result, the applicable new advisory agreements with Money Managers needed to replace the Funds’ existing advisory agreements with Money Managers that will automatically terminate as a result of the Transaction will only need to be approved by the Board, including the Independent Trustees, and will not require shareholder approval.

Factors Considered by the Trustees and their Recommendation

The 1940 Act requires that the Board, including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”) voting separately, approve initially for a term not to exceed two years the Existing Agreement and the portfolio management and non-discretionary investment advisory contract, as applicable, with each Money Manager of the Funds (collectively, the “Existing Money Manager Agreements,” and together with the Existing Agreement, the “Existing RIETF Agreements”) and, thereafter, to approve the continuation of each Existing RIETF Agreement on at least an annual basis, and that the terms and conditions of each Existing RIETF Agreement provides for its termination if continuation is not approved annually and upon its “assignment” within the meaning of Section 2(a)(4) of the 1940 Act (“assignment”).

The Board, including all of the Independent Trustees, considered and approved the continuation of the Existing RIETF Agreements at a meeting held in person on May 18, 2026 (the “Existing Agreement Evaluation Meeting”) (see “Approval of Existing Agreement” attached as Exhibit E).

On July 9, 2026, Russell Investments publicly announced the Transaction, whereby BEAM Topco, which will be owned by a consortium of investors that includes venture firm B Capital, B Capital principals and CalPERS (together, “Buyer”), will acquire RIG, including RIM and its affiliates, from private equity funds affiliated with TA Associates and Reverence Capital Partners (together, “Owners”). The Transaction, if completed, will result in the assignment of the Existing RIETF Agreements.

Because the Existing Agreement would terminate upon its assignment, as required under the 1940 Act, the Board was asked to consider the approval of the Post-Transaction Agreement, pursuant to which RIM, as an affiliate of Buyer, would continue to serve as the investment adviser of each Fund following completion of the Transaction, and thereafter to submit the Post-Transaction Agreement to each Fund’s shareholders for approval.

On July 8, 2026, the Board, including the Independent Trustees, participated in a virtual conference call with members of RIM and Fund management, during which the Independent Trustees were informed of the Transaction and the Transaction Agreement.

On July 21, 2026, the Independent Trustees met virtually in a private meeting with their independent counsel (“Independent Counsel”) to discuss the Transaction. At a virtual meeting of the Board held on July 21, 2026, the Board met in executive session with senior members of RIM and Russell Investments to discuss the Transaction and the expected impact of the Transaction on the Funds, RIM and its affiliates that provide services to the Funds, and the Post-Transaction Agreement.

In preparation for their evaluation of the Post-Transaction Agreement, the Independent Trustees, with the advice and assistance of Independent Counsel, requested information to evaluate the Post-Transaction Agreement and the impact of the Transaction on the Funds and Fund shareholders, including any expected changes to the nature, scope and quality of services provided by RIM and its affiliates, as well as information regarding Buyer and its plans for the Funds and RIM. In their requests for such information, the Independent Trustees advised RIM of their intention to rely upon the information provided to the Board in connection with its annual renewal of the Existing Agreement at the Existing Agreement Evaluation Meeting (the “Existing Agreement Evaluation Information”) in their evaluation of the Post-Transaction Agreement, if and to the extent the Existing Agreement Evaluation Information continued to be accurate and complete as of the date of the responses. The Independent Trustees requested that RIM provide any updated and additional information needed for the Board to consider whether the Post-Transaction Agreement should be approved. The foregoing information and other information provided by RIM, Russell Investments and Buyer to the Board, including the Independent Trustees, in connection with its evaluation of the Post-Transaction Agreement, including the information referred to below, hereinafter is referred to collectively as the “Transaction-Related Information.”

At a special meeting of the Board held on August 12, 2026 (the “Post-Transaction Agreement Information Review Meeting”), the Board reviewed the Transaction-Related Information with senior representatives of Russell Investments, RIM, Fund management and Buyer, and the Independent Trustees met separately in an executive session with only Independent Counsel to further discuss such information. Following discussion, the Independent Trustees provided several follow-up questions regarding the Transaction and Buyer to be conveyed to representatives of Buyer.

In connection with a meeting of the Board held on August 24-25, 2026, the Board met with representatives of Russell Investments, RIM and Buyer to discuss the Transaction and its implications for the Funds and their shareholders, including the follow-up questions from the Board, and to consider the approval of the Post-Transaction Agreement (together, the “Post-Transaction Agreement Evaluation Meeting”). At the Post-Transaction Agreement Evaluation Meeting, the Independent Trustees met in executive session with Independent Counsel, at which no representatives of Russell Investments, RIM, Fund management or Buyer were present, to review the Transaction-Related Information received to that date, and then met with representatives of Russell Investments, RIM, Fund management and Buyer to discuss such information. Presentations made by Russell Investments, RIM and Buyer at the Post-Transaction Agreement Information Review Meeting and the Post-Transaction Agreement Evaluation Meeting (together, the “Transaction Board Meetings”), as part of this review, encompassed all of the Funds and the other RIM-managed funds for which the Board has supervisory responsibility (the “Other RIM-Managed Funds”). References to Transaction-Related Information include information included in the Transaction-Related Information and information presented by Russell Investments, RIM and Buyer at the Transaction Board Meetings. Prior to voting at the Post-Transaction Agreement Evaluation Meeting, the Independent Trustees met in executive session with Independent Counsel, at which no representatives of Russell Investments, RIM, Fund management or Buyer were present. The discussion below reflects all of these reviews.

The Board’s consideration of the Post-Transaction Agreement included, in addition to the Transaction-Related Information, information received by the Board during the course of the year and in prior years and the findings made by the Board in respect of the Existing Agreement for the Funds at the Existing Agreement Evaluation Meeting. The Independent Trustees’ evaluations of the Post-Transaction Agreement also reflected the knowledge and familiarity gained as Board members of the Funds and Other RIM-Managed Funds with respect to services provided by RIM and RIM’s affiliates to the Funds under the Existing Agreement and services proposed to be provided to the Funds under the Post-Transaction Agreement. The Board was cognizant that a relatively short period of time had elapsed since the Board approved the Existing Agreement and that RIM confirmed there were no material changes to the Existing Agreement Evaluation Information through the date of the Post-Transaction Agreement Evaluation Meeting that were not included in the Transaction-Related Information or otherwise discussed with the Board prior to or at the Post-Transaction Agreement Evaluation Meeting. The Board concluded that such information did not alter the conclusions reached by the Board at the Existing Agreement Evaluation Meeting described in Exhibit E.

In approving the Post-Transaction Agreement and determining to submit the Post-Transaction Agreement to shareholders for their approval, the Trustees conducted a review that was specifically focused on the Post-Transaction Agreement and, in doing so, considered a variety of factors, including representations from Russell Investments, RIM and Buyer, that the Trustees deemed relevant in their business judgment. Certain of these factors are described below, which are not intended to be all-inclusive.

1.

The Board’s understanding that the Post-Transaction Agreement will result in the continuation of the investment advisory and other services provided to the Funds by RIM and its affiliates without interruption following the Transaction.

2.	The reputation, financial strength and resources of Buyer, including B Capital, its principals and CalPERS.

3.	The ownership and governance structure of Buyer.

4.	The debt and equity commitments of Buyer in connection with the Transaction, including lower levels of leverage and debt guaranteed by Russell Investments than under current ownership.

5.	Buyer’s existing businesses and management expertise.

6.	Buyer’s vision for the growth of Russell Investments’ business and stated intention to be a long-term owner of Russell Investments and invest in Russell Investments’ business.

7.

The businesses of RIM and its affiliates will continue to operate independently under Russell Investments’ existing leadership team following the closing of the Transaction, including commitments to seek to retain certain members of senior management and other key employees through a management incentive plan and equity incentives.

8.

The Transaction is not expected to have any negative impact on the advisory and administrative businesses conducted by RIM, including the nature and quality of the services provided to the Funds or RIM’s resources, operations and staffing.

9.	The Funds may indirectly benefit from RIM’s access to greater resources of Buyer and its affiliates, including Buyer’s technology expertise.

10.

There are no anticipated changes to the manager-of-managers structure currently employed by the Funds as a result of the Transaction. Proposal 2 is unrelated to the Transaction and included in this proxy statement to avoid the cost of a future shareholder meeting related to the new manager-of-managers structure.

11.	There are no expected changes in fee rates, fee waivers, expense caps or expense levels for the Funds following the Transaction.

12.

There are no anticipated changes in the compliance policies and procedures of the Funds and RIM following the Transaction, or in the resources and staffing of the Funds’ and RIM’s legal and/or compliance functions.

13.	There are no anticipated changes in the distribution arrangements for the Funds, nor any proposed renaming or rebranding of the Funds or RIM and or affiliates following the Transaction.

14.

There are no anticipated changes in the nature, quality, or extent of the administrative, transfer agency, or fund accounting services for the Funds or in the parties providing such services following the Transaction, thereby assuring continuation of services needed for the Funds’ operations and minimizing complications in connection with the transfer of ownership of Russell Investments from Owners to Buyer.

15.

The terms and conditions of the Post-Transaction Agreement, including the unitary advisory fee payable to RIM (the “Advisory Fee”), are the same as those of the Existing Agreement, except for the effective date of the agreement and the termination date (see “Terms of the Existing and Post-Transaction Agreements” below).

16.

Each Fund’s actual Advisory Fee, expense ratio, economies of scale, and other fees or benefits received by RIM and its affiliates as a result of their relationships with the Fund are not expected to change as a result of the Transaction.

17.	The profitability of RIM and its affiliates associated with services provided to the Funds is not expected to change as a result of the Transaction.

18.

The Funds may benefit from the long-term capital behind Buyer, which will help drive continued investment in Russell Investments and in the capabilities, technology and customized solutions behind the Funds’ portfolios, as well as anticipated investments in distribution and marketing capabilities.

19.

The Funds will not bear any portion of the costs associated with obtaining Board or shareholder approval of the Post-Transaction Agreement, including proxy solicitation expenses and legal fees. The Funds will bear a portion of the estimated costs of Proposal 2, which is unrelated to the Transaction and the proposed Post-Transaction Agreement, as described under “Costs of the Special Meeting.”

20.	There will be no changes to the members of the Board, including the Independent Trustees, in connection with the Transaction, assuring continuity of the Funds’ supervision and oversight.

21.

Under the Transaction Agreement, Buyer has agreed not to, and to cause its affiliates not to, take (or fail to take) any action if such action (or failure to take such action) would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) of the 1940 Act not to be met with respect to any Fund, which includes maintaining Board composition of at least 75% of the Board members qualifying as Independent Trustees for a period of three years and not imposing any “unfair burden” on the Funds for at least two years from the Closing.

22.	RIM is not aware of any potential disadvantage to the Funds of the Transaction.

23.

The strong support expressed by current senior management at Russell Investments, including senior management at RIM, and Fund management for the Transaction, and Fund management’s belief that relative to other potential buyers, the Transaction offers the most favorable outcome for Russell Investments and its clients, including the Funds.

24.	The willingness of senior management of Buyer and RIG to meet with the Board on multiple occasions to discuss the Transaction and potential benefits to Russell Investments and the Funds.

After careful consideration of all factors, including the need for continuation of investment advisory and other services required for the operation of the Funds following termination of the Existing Agreement, the Board believed that approval of the Post-Transaction Agreement would be in the best interests of each Fund and its shareholders.

The Independent Trustees were advised by Independent Counsel throughout the process of evaluating the Post-Transaction Agreement. Prior to the Post-Transaction Agreement Information Review Meeting, the Board received a memorandum from counsel to the Funds discussing its responsibilities in connection with its evaluation of the Post-Transaction Agreement and the Independent Trustees separately received a memorandum discussing such responsibilities from Independent Counsel.

In their deliberations, the Trustees did not identify a single factor that was all-important or controlling in determining whether to approve the Post-Transaction Agreement and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made separately in respect of each Fund.

Interim Post-Transaction Agreement. At the Post-Transaction Agreement Evaluation Meeting, the Board, including the Independent Trustees, also approved an interim Post-Transaction Agreement with RIM (the “Interim Post-Transaction Agreement”) for each Fund that would take effect upon the closing of the Transaction if a Fund’s shareholders had not yet approved the Post-Transaction Agreement for that Fund. The Interim Post-Transaction Agreement would enable RIM to continue serving as investment adviser to the Fund following the automatic termination of the Existing Agreement and pending shareholder approval of the Post-Transaction Agreement. The Board reviewed and considered the Interim Post-Transaction Agreement, noting that the terms of the Interim Post-Transaction Agreement are substantially the same as the terms of the Existing Agreement, except for the effective date, duration and that the fees payable to RIM under an Interim Post-Transaction Agreement would be held in escrow pending shareholder approval, as required under the 1940 Act. The Board noted that the Interim Post-Transaction Agreement would be effective on an interim basis, as necessary upon the closing of the Transaction, from its effective date until the earlier of (i) 150 calendar days from the effective date or such later date as may be consistent with the 1940 Act, rules and regulations thereunder or exemptive relief or interpretative position of the staff of the SEC; or (ii) the effective date of the Post-Transaction Agreement for the applicable Fund(s). The Interim Post-Transaction Agreement also may be terminated at any time, without the payment of penalty, by the Board or a majority of a Fund’s outstanding voting securities on 10 calendar days’ written notice to RIM. In approving the Interim Post-Transaction Agreement for each Fund, the Board, including the Independent Trustees, considered the same factors discussed above with respect to the Post-Transaction Agreement and reached the same conclusions.

Terms of the Existing and Post-Transaction Agreements

This section summarizes the terms of the Post-Transaction Agreement. The terms of the Post-Transaction Agreement for each Fund are the same as the terms of the Existing Agreement except with respect to the effective and termination dates.

The following summary of the Post-Transaction Agreement is qualified by reference to the form of the Post-Transaction Agreement attached to this Proxy Statement as Exhibit A. Information regarding the date of the Existing Agreement for each Fund is set forth in Exhibit C. Information regarding RIM, its other investment company clients, and fees paid by the Funds to its affiliates is included in Exhibit D.

Advisory and Other Services. Under the Post-Transaction Agreement, like under the Existing Agreement, RIM will, subject to the general supervision of the Board, manage the investment operations of each Fund and the composition of each Fund’s assets, including the purchase, retention and disposition thereof. In this regard, RIM will, among other things, provide supervision of each Fund’s assets, furnish a continuous investment program for each Fund in accordance with each Fund’s Prospectus and Statement of Additional Information included as part of the Trust’s registration statement filed with the SEC, and determine, from time to time, what investments or securities will be purchased, retained or sold by each Fund and what portion of the assets of each Fund will be invested or held uninvested as cash. Under the Post-Transaction Agreement, like under the Existing Agreement, RIM will also provide certain information for the preparation of registration statements, reports, and other documents required by federal and state securities laws.

The Post-Transaction Agreement, like the Existing Agreement, contains various details, in addition to those set forth above, regarding the services to be performed by RIM.

Delegation. Under the Post-Transaction Agreement, as under the Existing Agreement, RIM may, subject to Board approval, delegate some or all of its duties and obligations under the agreement to one or more investment sub-advisers (or “Money Managers”). In RIM’s sole discretion, any such Money Manager (i) may have full or partial investment discretion and may make all determinations with respect to the investment of a Fund’s assets assigned to the Money Manager and the purchase and sale of portfolio securities and other instruments with those assets, and such steps as may be necessary to implement its decision; or (ii) may be engaged to provide advice on a non-discretionary basis to RIM for use in making investment decisions for a Fund.

To the extent RIM determines to delegate some or all of its duties and obligations under the Post-Transaction Agreement to one or more discretionary or non-discretionary Money Managers, as under the Existing Agreement, RIM will provide oversight of the Money Managers and recommendations to the Board as to the hiring and termination of Money Managers.

Use of Affiliate Research. As with the Existing Agreement, the Post-Transaction Agreement authorizes RIM to utilize the research and other resources of its affiliates in providing its advisory services at no cost to RIM or the Trust. The Transaction is not intended to, and is not expected to, result in any change in the investment research process currently employed by, or the level or nature of research and other asset management-related support services available to, RIM and its affiliates.

Execution and Allocation of Portfolio Brokerage Commissions. Under the Post-Transaction Agreement, like under the Existing Agreement, RIM will, as appropriate, select broker-dealers to execute portfolio transactions for each Fund. All purchase and sale orders will be placed with broker-dealers who are selected by RIM as able to provide “best execution” of such orders for the Funds. RIM may execute any portfolio transactions and foreign exchange transaction through an affiliate, including through Russell Investments Implementation Services, LLC (“RIIS”), for which the Fund pays the affiliate a commission, fee, or other remuneration. RIM agrees that all portfolio transactions it executes with a broker or dealer which is an “affiliated person” (as defined in the 1940 Act) of RIM, including RIIS, will be executed pursuant to the Trust’s Rule 17e-1 Policies and Procedures or the Russell Investment Management, LLC SEC No Action Letter (Dec. 16, 2026). Whenever RIM places orders, or directs the placement of orders, for the purchase or sale of portfolio securities or other instruments on behalf of each Fund, in selecting brokers or dealers to execute such orders, RIM may consider the fact that a broker or dealer has furnished statistical, research or other information or services that may enhance RIM’s research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, that RIM may use a broker whose commissions on transactions may exceed the commissions that another broker would have charged for effecting the transactions, provided that RIM determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of each Fund or RIM’s overall responsibilities to RIM’s discretionary accounts.

Under the Post-Transaction Agreement, like under the Existing Agreement, RIM is permitted to aggregate transactions with other accounts managed by RIM to obtain best execution. RIM must allocate securities or other instruments purchased/sold, and related expenses, in the manner it considers to be most equitable and consistent with its fiduciary obligations to such Fund and to such other accounts.

Expenses of the Trust. Under the Post-Transaction Agreement, like under the Existing Agreement, RIM will pay all of the expenses of the Trust relating to each Fund covered by the Post-Transaction Agreement and of each Fund (inclusive of any expenses of a wholly-owned subsidiary of a Fund), except for: (i) the fee payment pursuant to Section 4 of the Post-Transaction Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) interest expenses; (iv) dividend and interest expenses related to short sales; (v) taxes; (vi) acquired fund fees and expenses; (vii) brokerage commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (viii) costs of holding shareholder meetings; (ix) costs of any securities lending program; (x) any and all costs, fees and expenses, including legal fees, associated with litigation and potential litigation; (xi) any and all contingency fees paid to vendors out of amounts received by a Fund (for example, contingency fees paid to vendors for foreign tax reclaims and contingency fees paid to vendors for certain securities litigation recoveries); and (xii) any other infrequent and/or unusual expenses.

The Post-Transaction Agreement does not provide for the Funds to bear more or different expenses than they currently bear under the Existing Agreement.

Activities of RIM and its Affiliates. Under the Post-Transaction Agreement, as under the Existing Agreement, the services of RIM are not deemed exclusive and RIM is free to render similar services to others (including other investment companies) so long as its services under the agreement are not impaired thereby. Under the Post-Transaction Agreement, in connection with its rights and duties with respect to the Trust, RIM will continue to use the same skill and care in the management of the Funds’ portfolios as it uses in the management of other accounts to which it provides investment advisory services, but will not be obligated to give the Trust more favorable or preferential treatment vis-a-vis its other clients.

Compensation of RIM. The Post-Transaction Agreement, like the Existing Agreement, provides that, as compensation for the services provided and expenses assumed by RIM under the agreement, the Trust will arrange for each Fund to pay RIM at the end of each calendar month an advisory fee computed daily at an annual rate equal to the amount of average daily net assets listed in Exhibit A to this Proxy Statement. The Post-Transaction Agreement contains various details regarding calculation of the advisory fee. The Post-Transaction Agreement does not increase any Fund’s advisory fee rate. The aggregate amount of advisory fees incurred by each Fund for its most recently completed fiscal year are set forth in Exhibit B to this Proxy Statement.

Liabilities of RIM. The Post-Transaction Agreement, like the Existing Agreement, provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of RIM or its corporate affiliates, RIM and its corporate affiliates will not be subject to liability to the Trust or to any Trust shareholders for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding, or sale of any security or other instrument. Under the Post-Transaction Agreement, like under the Existing Agreement, RIM will not be responsible or liable for the investment merits of any decision or recommendation by a Money Manager to purchase, hold, or sell a security or other instrument for a Fund.

Renewal and Termination. The Post-Transaction Agreement will become effective upon consummation of the Transaction and will continue in effect as to each Fund for an initial two-year period. Following that period, as in the case of the Existing Agreement, the Post-Transaction Agreement is renewable annually for successive one year periods (i) by a vote of a majority of the Trustees, or (ii) as to any Fund, by a vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act), and in either case by a majority of the Trustees who are not parties to the agreement or interested persons (as defined in the 1940 Act) of any parties to the agreement, cast in accordance with the requirements of the 1940 Act (as amended) and the rules and regulations thereunder, or in accordance with such regulatory guidance, interpretations, or exemptive relief issued by the SEC or its staff from time to time.

Additionally, the Post-Transaction Agreement, like the Existing Agreement: (i) may at any time be terminated without the payment of any penalty either by vote of the Board or, as to any Fund, by vote of a majority of the outstanding voting securities of the Fund, on 60 days’ written notice to RIM; (ii) will immediately terminate in the event of its assignment; and (iii) may be terminated by RIM on 60 days’ written notice to the Trust.

Trade Names and Trademarks. The Post-Transaction Agreement, like the Existing Agreement, will contain an acknowledgement that: (i) the Trust has been granted non-exclusive use of the name “Russell Investments,” subject to certain restrictions and limitations; and (ii) the Trust’s right to use the name may be withdrawn.

Amendment. The Post-Transaction Agreement, like the Existing Agreement, may be amended by mutual consent, and the consent of the Trust must be approved by (i) vote of a majority of those Trustees of the Trust who are not parties to the agreement or interested persons (as defined in the 1940 Act) of any such party, cast in accordance with such regulatory guidance, interpretations, or exemptive relief issued by the SEC or its staff from time to time, and (ii) to the extent required by the 1940 Act and interpretations thereof by the SEC and its staff, by vote of a majority of the outstanding shares (as defined with respect to voting securities by the 1940 Act) representing the interests in each Fund affected by such amendment.

Choice of Law. The Post-Transaction Agreement, like the Existing Agreement, will be construed in accordance with applicable federal law and the laws of the State of Delaware.

Confidentiality. Under the Post-Transaction Agreement, as under the Existing Agreement, RIM will treat information about each Fund as confidential and proprietary and, without approval from the Fund, will not use information about and records relating to the Fund for any purpose other than the performance of its duties and responsibilities under the agreement.

No Third-Party Beneficiaries. The Post-Transaction Agreement, like the Existing Agreement, specifies that the Trust is the sole beneficiary of RIM’s services under the agreement and that the agreement is not intended to benefit any third party, including, without limitation, any beneficial owner of shares of the Trust.

Miscellaneous

RIM and the Funds are unaware of any Trustee having any material interest, direct or indirect, in any material transactions since the beginning of the most recently completed fiscal year, or in any material proposed transactions, to which RIM, TA Associates, Reverence Capital, the TA Funds, the Reverence Capital Funds, BEAM Topco or any subsidiary of RIM, TA Associates, Reverence Capital, the TA Funds, the Reverence Capital Funds or BEAM Topco was or is to be a party, except as follows: Vernon Barback, Interested Trustee, President, and Chief Executive Officer of the Trust, may be deemed to have such an interest, and a substantial interest in the approval of the Post-Transaction Agreement, through his compensation arrangements with RIM and/or its affiliates.

If the shareholders of a particular Fund do not approve the Post-Transaction Agreement with respect to that Fund and the Transaction is consummated, the Trustees will consider what actions, if any, are available, necessary, appropriate and in the best interests of the Fund and its shareholders, which could include continuing to solicit approval of the Post-Transaction Agreement. As discussed above, the Board and, separately, the Independent Trustees, approved the Interim Post-Transaction Agreement with RIM for each Fund to permit continuity of management by RIM at no more than the current fee rate for up to 150 days following the Transaction while solicitation continues. (See “Factors Considered by the Trustees and their Recommendation – Interim Post-Transaction Agreement.”) In the event the Transaction is not consummated, RIM will continue to serve as investment adviser of the Funds pursuant to the terms of the Existing Agreement.

Additional Information Pertaining to RIM

For additional information concerning the ownership structure, affiliations, and certain other matters pertaining to RIM currently and as will be in effect upon the consummation of the Transaction, see Exhibit D.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides to an investment adviser that receives compensation or other benefit in connection with the sale of its business involving a registered investment company a non-exclusive safe harbor from claims that the transfer of its advisory relationship constituted sale of the investment adviser’s

“fiduciary office” in violation of its fiduciary duty. The application of the safe harbor is subject to two conditions. First, for a period of three years after the transaction, at least 75% of the investment company’s board of trustees must not be “interested persons” (as defined in the 1940 Act) of the new or former investment adviser. Second, there may not be imposed an “unfair burden” on the investment company as a result of such transaction, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after a change of control transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

The Transaction Agreement provides that BEAM Topco shall not, and shall cause its affiliates not to, take (or fail to take) any action if such action (or failure to take such action) would have the effect, directly and indirectly, of causing the requirements of any of the provisions of Section 15(f) of the 1940 Act not to be met as to a Fund.

How Should I Vote on Proposal 1?

The Trust’s Board of Trustees unanimously recommends that you vote “FOR” Proposal 1.

Required Vote

As provided under the 1940 Act, approval of the Post-Transaction Agreement with respect to a Fund will require the vote of a majority of the outstanding voting securities of that Fund. In accordance with the 1940 Act and as used in this proposal, a “majority of the outstanding voting securities” of a Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. The approval of the Post-Transaction Agreement with respect to any one Fund is not contingent upon the approval by any other Fund.

FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSAL 1.

DISCUSSION OF PROPOSAL 2

A PROPOSAL TO PERMIT RIM TO ENTER INTO AND MATERIALLY AMEND

SUBADVISORY AGREEMENTS WITH AFFILIATED MONEY MANAGERS WITHOUT

SHAREHOLDER APPROVAL

Introduction

The Funds rely on an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) that permits RIM to engage an unaffiliated Money Manager at any time, subject to approval by the Funds’ Board, without a shareholder vote (the “Current RIM Order”). Each Fund currently operates pursuant to the Current RIM Order. Under the Current RIM Order, a Fund is required to notify its shareholders within 90 days after a Money Manager begins providing services. Each Fund selects Money Managers based upon the research and recommendations of RIM. RIM evaluates quantitatively and qualitatively the Money Managers’ investment style and process, performance record and portfolio characteristics in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in the selection or termination of any Money Manager.

The Current RIM Order is not the most current type of manager of managers relief that the SEC now grants. In addition to allowing for entry into and modification of subadvisory agreements with unaffiliated Money Managers without shareholder approval, newer relief would allow RIM, subject to approval of the Board and certain conditions, to, without obtaining the prior approval of a majority of the outstanding voting securities of a Fund as is otherwise required by Section 15 of the 1940 Act: (i) enter into subadvisory agreements with affiliated, whether partially or wholly-owned, Money Managers, and (ii) materially amend subadvisory agreements with affiliated Money Managers (the “2019 Multi-Manager Relief”).

The SEC staff has issued a no-action letter permitting firms that have an older form of exemptive order, like the Current RIM Order, to extend that existing relief to allow the hiring of affiliated Money Managers subject to compliance with conditions of the 2019 Multi-Manager Relief if shareholder approval is obtained to operate as a fund using the 2019 Multi-Manager Relief.

This proposal requests shareholder approval to operate each Fund as a Fund using the 2019 Multi-Manager Relief. This would expand what RIM can do by allowing it to hire affiliated Money Managers without shareholder approval.

If a Fund’s shareholders do not approve the proposal, the Fund would continue to rely on the Current RIM Order to allow RIM to hire unaffiliated Money Managers without shareholder approval.

For these purposes, an unaffiliated Money Manager is a subadviser for a Fund that is not an affiliate of the Fund or RIM, which means that (a) it does not control and is not owned or controlled by a control person of the Trust or RIM, (b) it does not own or control 5% of the outstanding voting shares of any Fund or RIM, or (c) a Fund or RIM does not own or control 5% of its outstanding voting shares (an “unaffiliated Money Manager”). A partially-owned Money Manager for a Fund means a Money Manager which is partially-owned (meaning an entity that owns or controls a portion of the equity of another entity, either directly or indirectly through other subsidiaries) by RIM, a sister company of RIM, which is itself wholly-owned by a company that wholly owns RIM (“partially-owned Money Manager”), or a parent company of RIM. Furthermore, a wholly-owned Money Manager for a Fund means a Money Manager which is wholly-owned (meaning an entity that owns or controls all of the equity of another entity, either directly or indirectly through other subsidiaries) by either RIM or a sister company of RIM, which is itself wholly-owned by a company that wholly owns RIM (a “wholly-owned Money Manager,” together with partially-owned Money Managers, “affiliated Money Managers”).

The Current Applicable Exemptive Order

Under the Current RIM Order issued by the SEC in 2013, RIM may, with respect to a Fund and subject to supervision and approval of the Board, enter into and materially amend subadvisory agreements with unaffiliated Money Managers without such agreements being approved by the shareholders of the Fund. RIM therefore, with approval from the Board, has the right to hire, terminate, or replace unaffiliated Money Managers and modify or amend their subadvisory agreements without shareholder approval. RIM continues to have the ultimate responsibility to oversee the Money Managers and recommend their hiring, termination and replacement to the Board. Within 90 days of the hiring of any new unaffiliated Money Manager for the Fund under the Current RIM Order, shareholders of the Fund must be furnished with all information about the new Money Manager that would have been in a proxy statement seeking shareholder approval of the new Money Manager. However, the Current RIM Order does not permit RIM, with respect to a Fund, to enter into and materially amend subadvisory agreements with any affiliated Money Manager without prior shareholder approval.

In addition, the Current RIM Order permits a Fund to disclose only the aggregate amount of fees paid by RIM to all Money Managers of a Fund (“Aggregate Fee Disclosure”), consisting of: (1) the total advisory fee charged by RIM to the Fund; (2) the aggregate fees paid by RIM to all Money Managers managing assets of the Fund; and (3) the net advisory fee retained by RIM after paying all Money Managers managing assets of the Fund. For any Fund that employs an affiliated Money Manager, the Current RIM Order requires separate disclosure of any fees paid to the affiliated Money Manager.

Shareholders of all of the Funds have approved the ability of the Trust and RIM to rely on the Current RIM Order (whether through solicitation of a shareholder vote or approval by the sole initial shareholder at the time of the Fund’s launch).

SEC staff no-action relief issued following issuance of the 2019 Multi-Manager Relief would permit a Fund to apply the same relief in the Current RIM Order with respect to any existing and future affiliated Money Managers, in addition to unaffiliated Money Managers, if approved by shareholders. This proposal seeks shareholder approval to apply this expanded relief to each Fund.

Under the expanded relief, the Trust would be permitted, subject to certain conditions and with the approval of the Board, to do the following without obtaining prior approval from shareholders of a Fund:

(a)	to engage or retain affiliated Money Managers, in addition to unaffiliated Money Managers;

(b)	to subsequently change such Money Managers; or

(c)

to continue the employment of existing Money Managers after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements.

In addition, the expanded exemptive relief would permit a Fund to provide Aggregate Fee Disclosure as follows:

(a)

advisory fees paid by the Fund to RIM and the subadvisory fees paid by RIM to wholly-owned Money Managers for the Fund may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each individually; and

(b)

subadvisory fees paid by RIM to multiple partially-owned and unaffiliated Money Managers for the Fund may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each partially-owned and unaffiliated Money Manager individually.

If this proposal is approved by shareholders of a Fund, RIM and the Fund generally intend to rely on the expanded relief under the 2019 Multi-Manager Relief and to comply with its conditions which are summarized below. If, however, after this proposal is approved by shareholders, the 2019 Multi-Manager Relief and related no-action relief is rescinded (and no corresponding exemptive rule is adopted), the Trust intends to rely on the Current RIM Order and to comply with its conditions.

The hiring of, replacement of, or changing of a subadvisory agreement with, affiliated Money Managers would no longer require approval by shareholders of a Fund. However, any subadvisory agreement or amendment to the Fund’s existing agreement that directly or indirectly results in an increase in the aggregate advisory fee rate payable by the Fund must be submitted to the Fund’s shareholders for approval. Even if shareholders approve this arrangement, approval by the Board, including a majority of the Independent Trustees, will still be required to engage a new Money Manager or change any subadvisory agreement.

RIM will continue to have overall supervisory responsibility for the general management and investment of each Fund’s assets. Subject to the Board’s review and approval, RIM will set the Fund’s investment strategies; evaluate, select and recommend Money Managers to the Fund; and implement procedures reasonably designed to ensure subadvisers comply with the Fund’s investment objective, policies and restrictions. RIM will also monitor and evaluate the performance of Money Managers, and inform shareholders of the hiring of a new Money Manager within 90 days of such hiring. However, as noted above, RIM and the Fund may not enter into a new or amended subadvisory agreement with any Money Manager that results in an increase in the Fund’s advisory fee without first receiving shareholder approval.

At least a majority of the Board will be Independent Trustees at all times, and independent legal counsel, as defined in Rule 0-1(a)(6) under the 1940 Act, will be engaged to represent the Independent Trustees. The selection and nomination of new or additional Independent Trustees, and the selection of independent legal counsel, will be within the discretion of the then-existing Independent Trustees.

When a Money Manager is hired or terminated, RIM must provide the Board with information about the profitability of RIM with respect to the Fund. In addition, when a Money Manager change is proposed for the Fund with an affiliated Money Manager in reliance on the expanded relief, the Board will evaluate any material conflicts that may be present in the proposed subadvisory arrangement and make a separate finding that (i) the change is in the best interests of the Fund and its shareholders, and (ii) the change does not involve a conflict of interest from which RIM or a Money Manager receives an inappropriate advantage.

Lastly, if the SEC adopts a rule under the 1940 Act that provides substantially similar relief that the 2019 Multi-Manager Relief provides, such relief will expire on the effective date of that rule.

The Board has concluded that, by approving this proposal, shareholders will afford a Fund the opportunity to forego the costly expense of, and unnecessary delays associated with, proxy solicitations due to necessary Money Manager changes. Therefore, if shareholders approve this proposal, they could benefit from potential cost savings to the Fund, as well as allowing RIM to act more quickly to change Money Managers after it has determined that such a change would be in the best interest of the Fund and its shareholders. Approval of this proposal would place each Fund in the same position as many other funds in other fund complexes that already operate under similar manager-of-managers arrangements, enabling the Funds to benefit from the same operational flexibility that is widely available across the mutual fund industry. Although RIM has no current plans to hire any affiliated Money Managers, approval by shareholders will preserve flexibility to do so in the future and avoid the cost of seeking shareholder approval at that time.

How Should I Vote on Proposal 2?

The Trust’s Board of Trustees unanimously recommends that you vote “FOR” Proposal 2.

Required Vote

Approval of this proposal with respect to a Fund will require the vote of a majority of the outstanding voting securities of that Fund. In accordance with the 1940 Act and as used in this proposal, a “majority of the outstanding voting securities” of a Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. This proposal will be implemented for each Fund for which the required shareholder vote is obtained, even if certain other Funds do not approve the proposal. If a Fund’s shareholders do not approve this proposal, the Fund would continue to rely on the Current RIM Order to allow RIM to hire unaffiliated Money Managers without shareholder approval.

FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSAL 2.

DISCUSSION OF PROPOSAL 3

APPROVAL OF A REVISION TO THE FUNDAMENTAL INVESTMENT RESTRICTION

RELATING TO CONCENTRATION FOR THE INFRASTRUCTURE ETF

Introduction

The 1940 Act requires that funds adopt certain investment restrictions that can only be changed by a vote of shareholders. These restrictions are considered “fundamental.” A fund must adopt fundamental restrictions related to the classifications and sub-classifications under the 1940 Act under which the fund may operate; borrowing money; the issuance of senior securities; engaging in the business of underwriting securities issued by other persons; concentrating investments in a particular industry or group of industries; the purchase and sale of real estate and commodities; and making loans to other persons. These restrictions are commonly referred to as “fundamental investment restrictions.” A fund may also elect to designate other restrictions as fundamental.

Proposed Revision to Fundamental Restriction Related to Industry Concentration

Current Fundamental Investment Restriction

The Infrastructure ETF, a series of the Trust, for which RIM serves as investment adviser, currently has the following fundamental investment restriction, which can only be changed by a vote of the Infrastructure ETF’s shareholders:

The Infrastructure ETF may not purchase securities if, as a result of such purchase, the Infrastructure ETF’s investments would be concentrated within the meaning of the 1940 Act in securities of issuers in a particular industry or group of industries.

Proposed Fundamental Investment Restriction

The Board has proposed the following fundamental investment restriction:

The Infrastructure ETF will concentrate its investments in the infrastructure group of industries.

For purposes of this investment restriction, the Infrastructure ETF defines the “infrastructure group of industries” to include investments offering exposure to utilities, transportation, energy, telecommunication services and infrastructure-related equity real estate investment trusts.

Rationale

Under normal circumstances, the Infrastructure ETF invests at least 80% of its net assets plus borrowings for investment purposes in securities issued by companies that are engaged in the infrastructure business.

Pursuant to the Infrastructure ETF’s fundamental industry concentration restriction, the Infrastructure ETF currently may not invest more than 25% of the value of its assets in any single industry. From time to time, certain industries within the infrastructure group of industries may represent more than 25% of the Infrastructure ETF’s secondary benchmark, the FTSE Developed Core Infrastructure 50/50 Index. As a result, the Infrastructure ETF’s industry concentration restriction may require underweighting the largest industries within the infrastructure group of industries, as represented by the benchmark, thereby limiting RIM’s and the Infrastructure ETF’s Money Managers’ ability both to express industry specific conviction and to maintain benchmark-consistent industry exposures, which may result in undesired tracking error to the Infrastructure ETF’s benchmark.

Therefore, the Infrastructure ETF proposes to adopt a fundamental industry concentration restriction, consistent with that of many peer infrastructure funds and other funds in the Trust with a sector focus, to concentrate (i.e., invest more than 25% of the value of its assets) in securities of issuers in the infrastructure group of industries. For purposes of this investment restriction, the Infrastructure ETF defines the “infrastructure group of industries” to include investments offering exposure to utilities, transportation, energy, telecommunication services and infrastructure-related equity real estate investment trusts.

The rationale for changing from non-concentrated to concentrated is to facilitate the implementation of the Infrastructure ETF’s investment strategy within the infrastructure group of industries and enable RIM and the Infrastructure ETF’s Money Managers to better express their convictions and avoid undesired tracking error to the Infrastructure ETF’s secondary benchmark. The Board believes that the proposed amendment to the fundamental restriction regarding industry concentration will provide the Infrastructure ETF with greater investment flexibility and improve RIM’s and the Money Managers’ ability to effectively execute the investment strategy for Fund shareholders.

How Should I Vote on Proposal 3?

The Trust’s Board of Trustees unanimously recommends that you vote “FOR” Proposal 3.

Required Vote

The above proposed revision to the Infrastructure ETF’s fundamental investment restriction must be approved by a vote of a majority of the outstanding voting securities of the Infrastructure ETF. In accordance with the 1940 Act and as used in this proposal, a “majority of the outstanding voting securities” of the Infrastructure ETF means the vote of the lesser of (a) 67% or more of the voting securities of the Infrastructure ETF present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Infrastructure ETF are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Infrastructure ETF.

If approved by shareholders of the Infrastructure ETF, the revised fundamental investment restriction will become effective when the Infrastructure ETF’s Statement of Additional Information is revised or supplemented to reflect the amendment. If the revised fundamental investment restriction is not approved by the Infrastructure ETF’s shareholders, the current fundamental investment restriction will remain in effect.

FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE INFRASTRUCTURE ETF VOTE “FOR” PROPOSAL 3.

OTHER INFORMATION

The following tables provide information for each officer and Trustee of the Funds. The Russell Investments Fund Complex consists of the Trust, the Russell Investments Strategic Credit Fund (“RISCF”), a registered closed-end investment company operating as an “interval fund,” the Russell Investments New Economy Infrastructure Fund (“RINEIF”), a registered closed-end investment company operating as an “interval fund,” Russell Investment Company (“RIC”), a registered investment company which has 30 mutual funds, and Russell Investment Funds (“RIF”), a registered investment company which has nine mutual funds. Each of the Trustees is a trustee of the Trust, RISCF, RINEIF, RIC and RIF.

Trustees of the Trust

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee
Vernon Barback# Born 1956 401 Union Street, 18th Floor, Seattle, WA 98101	• President and Chief Executive Officer since 2024 • Trustee since 2024	• Until successor is chosen and qualified by Trustees • Until successor is duly elected and qualified	• President and CEO, RIETF, RIF, RIC, RISCF and RINEIF • Vice Chairman, Russell Investments • From 2022 to 2024, Chief Operating Officer, Russell Investments • From 2021 to 2022, Chief Administrative Officer, Russell Investments • From 2019 to 2021, Vice Chairman, Russell Investments	49	None.

*

Each Trustee shall retire from service on the Board of Trustees at the end of the calendar year in which the Trustee reaches 75 years of age. However, at the discretion of the Board, a one-year waiver may be granted from the application of the policy, which will allow the Trustee to continue to serve on the Board for an additional one-year period following the end of the calendar year in which the Trustee reaches 75 years of age. A maximum of five one-year waivers may be granted by the Board to the Trustee.

#	Mr. Barback is Vice Chairman of an affiliate of RIM and is therefore an Interested Trustee.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees

Michelle L. Cahoon Born 1966 401 Union Street, 18th Floor Seattle, WA 98101	• Trustee since 2024 • Vice Chairman since 2026	• Until successor is duly elected and qualified Approved Annually	• Retired • Trustee, Fairway Private Equity & Venture Capital • Opportunities Fund (investment company)	49	• Trustee, Fairway Private Equity & Venture Capital Opportunities Fund (investment company)

Michael Day Born 1957 401 Union Street, 18th Floor Seattle, WA 98101	• Trustee since 2024	• Until successor is duly elected and qualified	• From 2019 to 2023, President and Chief Executive Officer, Topa Insurance Group (insurance company)	49

•

From 2016 to 2023, Director, Topa Insurance Group (insurance company)

•

From 2020 to 2022, Director, Puppet, Inc. (information technology company)

•

Director, Somos, Inc. (information technology company)

•

Since 2024, Director, Simulint, Inc. (information technology company)

Julie Dien Ledoux Born 1969 401 Union Street, 18th Floor Seattle, WA 98101	• Trustee since 2024 • Chairman since 2026	• Until successor is duly elected and qualified • Approved Annually	• Retired	49	None

Jeremy May Born 1970 401 Union Street, 18th Floor Seattle, WA 98101	• Trustee since 2024 • Chairman of the Nominating and Governance Committee since 2025	• Until successor is duly elected and qualified	• Founder and Chief Executive Officer, Paralel Technologies LLC (information technology company) • Until 2024, Director, TFIN.AI LLC (financial services company) • Until March 2021, Chief Operating Officer, Magnifi LLC (information technology company)	49	• Trustee, New Age Alpha Funds Trust and New Age Alpha Variable Funds Trust (investment companies) • Trustee, Bow River Capital Evergreen Fund (investment company)
					• Until 2024, Director, TFIN.AI LLC • Until 2022, Trustee, New Age Alpha Trust • Until 2021, Trustee, Reaves Utility Income Fund • Until 2021, Trustee, ALPS Series Trust

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
Ellen M. Needham Born 1967 401 Union Street, 18th Floor Seattle, WA 98101	• Trustee since 2024 • Chairman of the Audit Committee since 2026	• Until successor is duly elected and qualified	• Retired • Until 2023, Senior Managing Director, State Street Global Advisors; Chairman, SSGA Funds Management, Inc.; President and Director, SSGA Funds Management, Inc.; and Director, State Street Global Advisors Funds Distributors, LLC (financial services companies)	49

•

Trustee, GoldenTree Opportunistic Credit Fund (investment company)

•

Trustee, The 2023 ETF Series Trust (investment company)

•

Until 2025, Trustee, The 2023 ETF Series Trust II

•

Until 2023, Trustee of numerous State Street-sponsored investment companies

•

Until 2023, Director, State Street Variable Insurance Series Funds, Inc.

Jeannie Shanahan Born 1964 401 Union Street, 18th Floor Seattle, WA 98101	• Trustee since 2024 • Chairman of the Regulatory and Investment Compliance Committee since 2024	• Until successor is duly elected and qualified	• Retired • Until 2021, President, Twin Star Consulting, LLC (consulting company)	49	• Until 2021, Director, Ellie Fund, Inc. (non-profit)

Raymond P. Tennison, Jr. Born 1955 401 Union Street, 18th Floor Seattle, WA 98101	• Trustee since 2024	• Until successor is duly elected and qualified	• Retired	49	None

Jack R. Thompson Born 1949 401 Union Street, 18th Floor Seattle, WA 98101	• Trustee since 2024	• Until successor is duly elected and qualified	• Retired	49	None

*

Each Trustee shall retire from service on the Board of Trustees at the end of the calendar year in which the Trustee reaches 75 years of age. However, at the discretion of the Board, a one-year waiver may be granted from the application of the policy, which will allow the Trustee to continue to serve on the Board for an additional one-year period following the end of the calendar year in which the Trustee reaches 75 years of age. A maximum of five one-year waivers may be granted by the Board to the Trustee.

Officers of the Trust

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
Vernon Barback Born 1956 401 Union Street, 18th Floor Seattle, WA 98101	• President and Chief Executive Officer since 2024	• Until successor is chosen and qualified by Trustees

•

President and CEO, RIETF, RIF, RIC, RISCF and RINEIF

•

Vice Chairman, Russell Investments

•

From 2022 to 2024, Chief Operating Officer, Russell Investments

•

From 2021 to 2022, Chief Administrative Officer, Russell Investments

•

From 2019 to 2021, Vice Chairman, Russell Investments

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
Cheryl Wichers Born 1966 401 Union Street, 18th Floor Seattle, WA 98101	• Chief Compliance Officer since 2024	• Until removed by Independent Trustees

•

Chief Compliance Officer, RIETF, RIF, RIC, RISCF and RINEIF

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Chief Compliance Officer, Russell Investments Financial Services, LLC (“RIFIS”) and Russell Investments Fund Services, LLC (“RIFUS”)

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Broker Dealer Chief Compliance Officer, Russell Investments Implementation Services, LLC

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Until June 2026, Chief Compliance Officer, Venerable Variable Insurance Trust

Ross Erickson Born 1970 401 Union Street, 18th Floor Seattle, WA 98101	• Treasurer, Chief Accounting Officer and Chief Financial Officer since 2025	• Until successor is chosen and qualified by Trustees

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Director, Head of North American Fund Operations, Russell Investments

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Treasurer, Chief Accounting Officer and CFO, RIETF, RIF, RIC, RISCF and RINEIF

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Until June 2026, Treasurer, Venerable Variable Insurance Trust

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Principal Executive Officer, Russell Investments Trust Company

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President, Russell Investments Fund Management, LLC

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Director, RIFIS and RIFUS

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Until June 2025, Assistant Treasurer, RIETF, RIF, RIC, RISCF and RINEIF

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Until March 2022, Director, Fund Administration

Kate El-Hillow Born 1974 401 Union Street, 18th Floor Seattle, WA 98101	• Chief Investment Officer since 2024	• Until removed by Trustees

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Chief Investment Officer and President, Russell Investments

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Chief Investment Officer, RIETF, RIF, RIC, RISCF and RINEIF

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President, RIM

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Until 2021, Deputy Chief Investment Officer, Senior Portfolio Manager, Head of Strategy Selection and Head of Portfolio Management & Risk, Goldman Sachs

Mary Beth Albaneze Born 1969 401 Union Street, 18th Floor Seattle, WA 98101	• Secretary and Chief Legal Officer since 2024	• Until successor is chosen and qualified by Trustees	• Associate General Counsel, Russell Investments • Secretary, RIM, RIFUS and RIFIS • Secretary and Chief Legal Officer, RIETF, RIF, RIC, RISCF and RINEIF • Secretary, U.S. One, LLC

Service Providers

Most of the Trust’s necessary day-to-day operations are performed by separate business organizations under contract to the Trust. The principal service providers include:

Investment Adviser	RIM

Administrator	Russell Investments Fund Services, LLC (“RIFUS”)

Transfer and Dividend Disbursing Agent	State Street Bank and Trust Company (“State Street”)

Custodian and Fund Accountant	State Street

Distributor	Foreside Fund Services, LLC (“Foreside”)

Investment Advisory Services. For a discussion of investment advisory services provided by RIM, please see “Discussion of Proposal.”

Administrator. RIFUS, with the assistance of RIM and its affiliates, provides the Funds with office space, equipment and the personnel necessary to operate and administer the Funds’ business and to supervise the provision of services by certain third parties such as the custodian. RIFUS is a wholly-owned subsidiary of RIM.

Transfer and Dividend Disbursing Agent. State Street serves as the transfer and dividend disbursing agent for the Trust. For this service, State Street is paid a fee for transfer agency and dividend disbursing services provided to the Trust. State Street’s mailing address is 1776 Heritage Drive, North Quincy, MA 02171.

Custodian and Fund Accountant. State Street serves as the custodian and fund accountant for the Funds. As custodian, State Street is responsible for the safekeeping of the Funds’ assets and the appointment of any subcustodian banks and clearing agencies. State Street also provides basic portfolio recordkeeping required for each Fund for regulatory and financial reporting purposes. The mailing address for State Street is: 1776 Heritage Drive, North Quincy, MA 02171.

Distributor. Foreside, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group), is the exclusive distributor of “Creation Units,” which are aggregations of a specified number of shares of each Fund. Foreside continually distributes shares using commercially reasonable efforts and has no obligation to sell any specific quantity of shares. Foreside or its agent distributes Creation Units for each Fund on an agency basis. Foreside does not maintain a secondary market in shares of the Funds. Foreside has no role in determining the investment policies of a Fund or the securities that are purchased or sold by a Fund. Foreside’s principal address is 190 Middle Street, Suite 301, Portland, ME 04101.

Principal Holders and Ownership by Officers and Trustees

Record or Beneficial Share Ownership. To the knowledge of the Trust, no person owned of record or were known by the Funds to beneficially own more than 5% of the outstanding shares of any Fund as of July 31, 2026, except as listed in Appendix B.

Security Ownership of Officers and Trustees. The Trustees, Chief Executive Officer and Chief Accounting Officer of the Trust did not own any shares of the Funds as of July 31, 2026.

Other Matters to Come Before the Special Meeting

The Trust is not aware of any matters that will be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust.

Householding

As permitted by law, only one copy of this Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the reports and proxy statements the Trust sends. If you would like to receive an additional copy, please contact the Trust’s proxy solicitation agent at (877) 816-8601. The Trust will then promptly deliver a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was previously mailed. Shareholders wishing to receive separate copies of the Trust’s reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should contact their financial intermediary.

Shareholder Communications with the Board of Trustees

If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to the Secretary of the Trust at 401 Union Street, 18th Floor, Seattle, WA 98101, who will forward such communication to the Trustees.

Shareholder Information

The Trust, as a Delaware statutory trust, is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust at 401 Union Street, 18th Floor, Seattle, WA 98101 for inclusion in a future proxy statement. Shareholder proposals to be presented at any future meeting of the Trust must be received by the Trust in writing within a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card(s) properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card(s).

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card(s).

3.	Other Accounts: The capacity of the individual signing the proxy card(s) should be indicated unless it is reflected in the form of registration. For example:

Corporate Accounts	Valid Signature
ABC Corp.	ABC Corp. (by John Doe, Treasurer)
ABC Corp.	John Doe, Treasurer
ABC Corp. c/o John Doe, Treasurer.	John Doe
ABC Corp. Profit Sharing Plan.	John Doe, Trustee

Trust Accounts
ABC Trust	Jane B. Doe, Trustee
Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES PROMPTLY, NO MATTER HOW MANY SHARES YOU OWN.

INDEX OF EXHIBITS AND APPENDICES TO PROXY STATEMENT

Exhibit A	Form of Investment Advisory Agreement	Exhibit A-1

Exhibit B	Investment Advisory Fees Paid by the Funds	Exhibit B-1

Exhibit C	Date of Existing Agreement	Exhibit C-1

Exhibit D	Additional Information about RIM and its Affiliates	Exhibit D-1

Exhibit E	Approval of Existing Agreement	Exhibit E-1

Appendix A	Fund Shares Outstanding as of September 1, 2026	Appendix A-1

Appendix B	5% Record or Beneficial Owners of Fund Shares	Appendix B-1

EXHIBIT A

Form of Investment Advisory Agreement

ADVISORY AGREEMENT

RUSSELL INVESTMENTS EXCHANGE TRADED FUNDS

THIS ADVISORY AGREEMENT is made this [ ] day of [ ], 2027 (this “Agreement”) between RUSSELL INVESTMENTS EXCHANGE TRADED FUNDS, a Delaware statutory trust hereinafter called the “Trust,” and RUSSELL INVESTMENT MANAGEMENT, LLC, a Washington Limited Liability Company hereinafter called the “Adviser.”

WHEREAS, the Trust operates as an investment company of the “series” type registered under the Investment Company Act of 1940, as amended (“1940 Act”), for the purpose of investing and reinvesting its assets in securities and other instruments, with each series having distinct investment objectives and policies, as set forth more fully in its Amended and Restated Declaration of Trust, its bylaws and its registration statement under the 1940 Act and the Securities Act of 1933, all as heretofore amended and supplemented; and the Trust on behalf of each series of the Trust listed on Exhibit A hereto (as amended from time to time) (each such series, a “Fund”) desires to avail itself of the services set forth herein; and

WHEREAS, the Adviser is principally engaged in the business of rendering investment advisory services and is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”); and

WHEREAS, the Trust will offer shares of beneficial interest (“Shares”) in its Funds to the public; and

WHEREAS, the Trust presently intends to offer Shares of each Fund listed on Exhibit A hereto (as amended from time to time); and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust and each of the Funds and the Adviser is willing to so render such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, it is agreed between the Trust and the Adviser as follows:

1. Appointment of Adviser.

(a) The Trust hereby employs the Adviser to manage the investment and reinvestment of the Trust’s assets in the manner set forth in Section 2 of this Agreement, subject to the direction of the Board of Trustees (the “Board”) and the officers of the Trust, for the period, in the manner, and on the terms hereinafter set forth. The Adviser accepts such appointment for the compensation herein provided and agrees to render the services and assume the obligations set forth in this Agreement. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way.

Exhibit A-1

(b) In the event that the Trust establishes one or more Funds (other than the current Funds listed on Exhibit A) and desires to retain the Adviser to act as investment adviser for such new Funds, the Trust shall notify the Adviser in writing. If the Adviser is willing to render such services under this Agreement for any new Funds, the Adviser shall notify the Trust in writing and such new Funds shall be subject to the provisions of this Agreement to the same extent as the current Funds except to the extent that said provisions (including those relating to the compensation payable by the Trust to the Adviser with respect to any new Funds) are modified with respect to such new Fund in writing by the Trust and the Adviser at that time.

2. Duties of Adviser.

(a) Subject to the general supervision of the Board, the Adviser shall manage the investment operations of each Fund and the composition of each Fund’s assets, including the purchase, retention and disposition thereof. In this regard, the Adviser:

(i) shall provide supervision of each Fund’s assets, furnish a continuous investment program for each Fund in accordance with each Fund’s Prospectus and Statement of Additional Information (“SAI”) included as part of the Trust’s registration statement filed with the SEC, and shall determine, from time to time, what investments or securities will be purchased, retained or sold by each Fund and what portion of the assets of each Fund will be invested or held uninvested as cash;

(ii) shall provide periodic reports to the Board concerning the Adviser’s discharge of its duties and responsibilities under this Agreement as the Board shall reasonably request;

(iii) shall vote or, in accordance with the Adviser’s proxy voting policies, procedures and guidelines, cause to be voted, proxies, exercise consents, and exercise all other rights appertaining to securities and assets held by each Fund;

(iv) shall, as appropriate, select broker-dealers to execute portfolio transactions for each Fund. All purchase and sale orders will be placed with broker-dealers who are selected by the Adviser as able to provide “best execution” of such orders for the Funds. However, this responsibility shall not be deemed to obligate the Adviser to solicit competitive bids for each transaction. The Adviser may execute any portfolio transactions and foreign exchange transaction through an affiliate, including through Russell Investments Implementation Services, LLC (“RIIS”), for which the Fund pays the affiliate a commission, fee, or other remuneration. The Adviser agrees that all portfolio transactions it executes with a broker or dealer which is an “affiliated person” (as defined in the 1940 Act) of the Adviser, including RIIS, will be executed pursuant to the Trust’s Rule 17e-1 Policies and Procedures or the Russell Investment Management, LLC SEC No Action Letter (Dec. 16, 2016). “Best execution” shall mean prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. Whenever the Adviser places orders, or directs the placement of orders, for the purchase or sale of portfolio securities or other instruments on behalf of each Fund, in selecting brokers or dealers to execute such orders, the Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services that may enhance the Adviser’s research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), that the Adviser may use a broker whose commissions on transactions may exceed the commissions that another

Exhibit A-2

broker would have charged for effecting the transactions, provided that the Adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of each Fund or the Adviser’s overall responsibilities to the Adviser’s discretionary accounts;

(v) may, on occasions when it deems the purchase or sale of a security or other instrument to be in the best interests of a Fund as well as other fiduciary or agency accounts managed by the Adviser, aggregate, to the extent permitted by applicable laws and regulations, the securities or other instruments to be sold or purchased in order to obtain best execution. In such event, allocation of the securities or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to such Fund and to such other accounts;

(vi) may execute all documents and agreements with brokers and dealers for the purposes of managing a Fund provided that: (i) the Adviser does not contravene the Prospectus or SAI; (ii) should the Adviser aggregate transactions of the Fund with other client accounts managed by the Adviser, any liability or amounts due from other client accounts will not be attributable or chargeable to the Fund; and (iii) Adviser shall reasonably determine that the terms of any such document or contract are not disadvantageous to the Fund and that the interests of the Fund are adequately protected;

(vii) shall make available and provide financial, accounting, and statistical information required by the Trust for the preparation of registration statements, reports, and other documents required by applicable federal and state securities laws, and with such information as the Trust may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the underwriting and distribution of the Trust’s shares;

(viii) in connection with its management of each Fund, shall take into account, where possible, anticipated purchases and redemptions of Shares;

(ix) shall provide information and assistance as reasonably requested by the other service providers of the Trust in connection with the registration of Shares of each Fund in accordance with applicable state and foreign law securities requirements and regulatory requirements applicable to investors in each Fund;

(x) shall furnish to the Trust or its designees, such statistical information with respect to the assets or investments that a Fund (or portions of any Fund) may hold or contemplate purchasing as the Board or its designees may reasonably request;

(xi) shall furnish to the Board such periodic and special reports as the Board may reasonably request;

(xii) shall make available its officers and employees to the Board and officers of the Trust for consultation and discussions regarding the management of the Trust and its investment activities; and

Exhibit A-3

(xiii) shall, subject to the general supervision of the Board, on behalf of the Trust, supervise and monitor the services provided by the Trust’s distributor and transfer agent.

(b) The Adviser, in connection with its rights and duties with respect to the Trust:

(i) shall use the same skill and care in the management of the Funds as it uses in the management of other accounts to which it provides investment advisory services, but shall not be obligated to give the Trust more favorable or preferential treatment vis-a-vis its other clients; and

(ii) shall act in conformity with the Trust’s Amended and Restated Declaration of Trust, bylaws, registration statement, Prospectus, SAI, any exemptive orders, and written instructions and directions of the Board, and comply with and conform to the requirements of all applicable securities and tax laws and rules, including the 1940 Act, the Advisers Act, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and all other applicable federal and state laws, regulations and rulings.

(c) The Adviser shall:

(i) use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code and the regulations thereunder;

(ii) discharge the foregoing responsibilities subject to the control and supervision of the Board and in compliance with such policies and procedures of the Trust (regarding each Fund) that the Board may from time to time establish;

(iii) promptly notify the Trust in the event that the Adviser or any of its affiliates: (I) becomes aware that it is subject to a statutory disqualification that prevents the Adviser from serving as investment adviser pursuant to this Agreement or (II) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority with respect to its services under this Agreement.

(d) In providing investment advisory services to each Fund, the Adviser will provide each Fund with ongoing investment guidance, policy direction, including oral and written research, analysis, advice, statistical and economic data and judgments regarding individual investments, general economic conditions and trends and long-range investment policy.

(e) The Adviser may delegate some or all of its duties and obligations under this Agreement to one or more investment sub-advisers (“Money Managers”); provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Board and approved in a manner consistent with the 1940 Act and applicable exemptive relief. However, no such delegation shall relieve the Adviser of its duties and obligations with respect to the management of each Fund’s assets pursuant to this Agreement and in accordance with applicable law. In the Adviser’s sole discretion, any such Money Manager (i) may have full or partial investment discretion and may make all determinations with respect to the investment of a Fund’s assets assigned to the Money Manager and the purchase and sale of portfolio securities and other instruments with those assets, and such steps as may be necessary to implement its decision; or (ii) may be engaged to provide advice on a non-discretionary basis to the Adviser for use in making investment decisions for a Fund.

Exhibit A-4

Subject to compliance with the 1940 Act and Fund policies and procedures, the Adviser may delegate to a Money Manager the voting of proxies relating to a Fund’s portfolio securities in accordance with the proxy voting policies and procedures of the Fund. If the Adviser expressly directs a Money Manager in writing to vote a proxy in such Money Manager’s discretion, such Money Manager shall vote such proxies solely in the best interests of the Fund’s shareholders and in accordance with applicable state and federal law, statutes, rules and regulations governing the voting of proxies by registered investment advisers, investment companies and fiduciaries. If a Money Manager requests that the Adviser vote a proxy in a specified manner, such request by a Money Manager, which shall not be binding upon Adviser, shall be made solely in accordance with the foregoing standards applicable to such Money Manager’s discretionary voting of proxies. Each such request shall be accompanied by information satisfactory to the Adviser explaining the requested vote which information shall set forth any interest, direct or indirect, of the Money Manager in the outcome of the vote. In connection with each such request, a Money Manager shall be deemed to have made a representation to the Adviser and the Trust that such request has been made in compliance with this Section 2 and that all information provided in connection with such request is accurate and complete in all material respects.

To the extent the Adviser determines to delegate some or all of its duties and obligations under this Agreement to one or more discretionary or non-discretionary Money Managers, the Adviser shall research and evaluate Money Managers and shall advise the Board of the Money Manager(s) which the Adviser believes are best suited for each Fund; shall monitor and evaluate the investment performance, or quality of recommendations, of each Money Manager employed by the Trust; shall determine the portion of each Fund’s assets to be managed by each Money Manager, if applicable; shall recommend changes or additions of Money Managers when appropriate; shall coordinate the investment activities of the Money Managers; and acting as a fiduciary for the Trust shall compensate the Money Managers from the Adviser’s own resources. The Adviser shall not be responsible or liable for the investment merits of any decision or recommendation by a Money Manager to purchase, hold, or sell a security or other instrument for a Fund.

(f) The Adviser shall treat as confidential and proprietary information regarding each Fund, including each Fund’s records and other information relative to each Fund and its prior, current or potential shareholders. The Adviser shall not use such records and information for any purpose other than the performance of its duties and responsibilities under this Agreement, except after prior notification to and approval in writing by the applicable Fund, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by such Fund.

(g) The services of the Adviser hereunder are not deemed exclusive and the Adviser shall be free to render similar services to others (including other investment companies) so long as its services under this Agreement are not impaired thereby.

(h) The Adviser is hereby authorized to utilize the research and other resources of its affiliates in providing investment advisory services pursuant to this Agreement. The Trust shall not be obligated to pay any fee to an affiliate of the Adviser for these services.

3. Expenses of the Trust. It is understood that the Adviser will pay all of the expenses of the Trust relating to each Fund covered by this Agreement and of each Fund (inclusive of any expenses of a wholly-owned subsidiary of a Fund), except for:

(a) The fee payment pursuant to Section 4 of this Agreement;

Exhibit A-5

(b) Payments under the Fund’s 12b-1 plan (if any);

(c) Interest expenses;

(d) Dividend and interest expenses related to short sales;

(e) Taxes;

(f) Acquired fund fees and expenses;

(g) Brokerage commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund;

(h) Costs of holding shareholder meetings;

(i) Costs of any securities lending program;

(j) Any and all costs, fees and expenses, including legal fees, associated with litigation and potential litigation;

(k) Any and all contingency fees paid to vendors out of amounts received by a Fund (for example, contingency fees paid to vendors for foreign tax reclaims and contingency fees paid to vendors for certain securities litigation recoveries); and

(l) Any other infrequent and/or unusual expenses.

For the avoidance of doubt, the Adviser’s payment of such expenses may be accomplished through the Fund’s payment of such expenses and a corresponding reduction in the fee payable to the Adviser pursuant to paragraph 4 hereof; provided, however, that if the amount of expenses paid by the Fund exceeds the fee payable to the Adviser pursuant to Section 4 of this Agreement, the Adviser will reimburse the Fund for such excess amount.

4. Compensation.

As compensation for the services provided and expenses assumed by the Adviser under this Agreement, the Trust will arrange for each Fund to pay the Adviser at the end of each calendar month an advisory fee computed daily at an annual rate equal to the amount of average daily net assets listed opposite each Fund’s name in Exhibit A, attached hereto. The “average daily net assets” of each Fund shall mean the average of the values placed on each Fund’s net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of each Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if each Fund lawfully determines the value of its net assets as of some other time on each Business Day (as defined in the Funds’ Prospectus or SAI), as of such other time. The value of net assets of each Fund shall always be determined pursuant to the applicable provisions of the Amended and Restated Declaration of Trust, the registration statement and the Fund’s securities valuation procedures. If, pursuant to such provisions, the determination of net asset value is suspended for any particular Business Day, then for the purposes of this Section 4, the value of the net assets of each Fund as last determined shall be deemed to be the value of its net assets as of the close of the New York Stock Exchange, or as of such other time as the value of the net assets of each Fund’s portfolio may lawfully be determined, on that day. If the determination of the net asset value of the shares of each Fund has been so suspended for a period including any month end when the Adviser’s compensation is

Exhibit A-6

payable pursuant to this Section 4, then the Adviser’s compensation payable at the end of such month shall be computed on the basis of the value of the net assets of each Fund as last determined (whether during or prior to such month). If each Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Section 4. For the avoidance of doubt, the compensation set forth herein does not include compensation for the execution of portfolio or foreign exchange transactions, including the execution of portfolio or foreign exchange transactions by RIIS, an affiliate of Adviser, for which the Fund pays a separate commission or compensation, respectively.

5. Books and Records. The Adviser agrees to maintain and preserve for the periods prescribed by Rule 31a-2 under the 1940 Act, such records as are required to be maintained by Rule 31a-1 under the 1940 Act (other than clause (b)(4) and paragraphs (c), (d) and (e) thereof). The Adviser further agrees that all records which it maintains for the Trust are the property of the Trust and it shall surrender promptly to the Trust any of such records upon the Trust’s request.

6. Liabilities of the Adviser.

(a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder or on the part of the Adviser or its corporate affiliates, the Adviser and its corporate affiliates shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any security or other instrument.

(b) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or the Adviser and its corporate affiliates, from liability in violation of Section 17(h) and (i) of the 1940 Act.

7. Term, Renewal and Termination.

(a) This Agreement shall become effective on and as of [ ], 2027, and shall continue through the period ending two years from such date. For any new Fund for which the Adviser is retained as investment adviser pursuant to Section 1(b) of this Agreement, this Agreement shall become effective on the date such Fund is offered to the public and shall continue in effect as to such Fund for two years from its effective date. In each case, the Agreement is renewable annually thereafter for successive one-year periods (a) by a vote of a majority of the Trustees of the Trust, or (b) as to any Fund, by a vote of a majority of the outstanding voting securities of that Fund, and in either case by a majority of the Trustees who are not parties to this Agreement or interested persons of any parties to the Agreement (other than as Trustees of the Trust), cast in accordance with the requirements of the 1940 Act (as amended) and the rules and regulations thereunder, or in accordance with such regulatory guidance, interpretations, or exemptive relief issued by the SEC or its staff from time to time; provided, however, that if the shareholders of any one or more Funds fail to approve the Agreement as provided herein, the Adviser may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and Rules and Regulations thereunder with respect to any other Fund or Funds.

Exhibit A-7

(b) This Agreement:

(i) May at any time be terminated without the payment of any penalty either by vote of the Board or, as to any Fund, by vote of a majority of the outstanding voting securities of the Fund, on 60 days’ written notice to the Adviser;

(ii) Shall immediately terminate in the event of its assignment; and

(iii) May be terminated by the Adviser on 60 days’ written notice to the Trust.

(c) As used in this Section 7, the terms “assignment,” “interested person” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth for any such terms in the 1940 Act.

(d) Any notice under this Agreement shall be given in writing addressed and delivered, or mailed postpaid, to the other party at any office of such party.

8. Trade Names and Trademarks. The parties hereto acknowledge that: (i) the Trust has been granted non-exclusive use of the name “Russell Investments,” subject to certain restrictions and limitations; and (ii) the Trust’s right to use the name may be withdrawn.

9. Amendment of Agreement. This Agreement may be amended by mutual consent, and the consent of the Trust must be approved by (i) vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in accordance with the requirements of the 1940 Act (as amended) and the rules and regulations thereunder, or in accordance with such regulatory guidance, interpretations, or exemptive relief issued by the SEC or its staff from time to time, and, (ii) to the extent required by the 1940 Act and interpretations thereof by the SEC and its staff, by vote of a majority of the outstanding Shares (as defined with respect to voting securities by the 1940 Act) representing the interests in each Fund affected by such amendment.

10. Limitation of Liability. It is understood and expressly stipulated that none of the Trustees, officers, agents or shareholders of the Trust shall be personally liable hereunder. All persons dealing with the Trust must look solely to the property of the Trust for the enforcement of any claims against the Trust, as none of the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust.

11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Delaware and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. The sole parties to this Agreement are the Trust and the Adviser and the Trust is the sole beneficiary of the Adviser’s services hereunder. The parties to this Agreement do not intend for this Agreement to benefit any third party, including without limitation a record owner or beneficial owner of the Shares, that is not expressly identified as a party to this Agreement. The terms of this Agreement may be enforced solely by a party to this Agreement. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations. Any provision in this Agreement requiring compliance with any statute or regulation shall mean such statute or regulation as amended and in effect from time to time.

Exhibit A-8

12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

RUSSELL INVESTMENTS EXCHANGE TRADED FUNDS

By:
Name:	Vernon Barback
Title:	President and Chief Executive Officer

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Name:	Katherine El-Hillow
Title:	President and Chief Investment Officer

Exhibit A-9

Exhibit A

Fund	Fee
Russell Investments U.S. Small Cap Equity ETF	0.69%
Russell Investments International Developed Equity ETF	0.59%
Russell Investments Global Equity ETF	0.59%
Russell Investments Emerging Markets Equity ETF	0.79%
Russell Investments Global Infrastructure ETF	0.59%
Russell Investments Global Real Estate ETF	0.49%
Russell Investments Core Plus Bond ETF	0.39%
Russell Investments Multisector Bond ETF	0.49%

Exhibit A-10

EXHIBIT B

Investment Advisory Fees Paid by the Funds

The following chart sets forth the amount of advisory fees paid by the Funds (gross of reimbursements and/or waivers), the amount of advisory fees waived and/or amounts reimbursed pursuant to any contractual waiver/reimbursement agreement, and the advisory fees net of any such waivers/reimbursements, in each case for the fiscal year ended September 30, 2025.

Fund	Gross Advisory Fees Paid (USD)	Advisory Fees Waived/Amounts Reimbursed (USD)	Net Advisory Fees Paid (USD)
Russell Investments U.S. Small Cap Equity ETF[1]	$67,534	$4,893	$62,641
Russell Investments International Developed Equity ETF[1]	144,975	24,572	120,403
Russell Investments Global Equity ETF[2]	325,383	55,150	270,233
Russell Investments Emerging Markets Equity ETF[2]	130,876	24,850	106,026
Russell Investments Global Infrastructure ETF[1]	33,459	0	33,459
Russell Investments Core Plus Bond ETF[3]	—	—	—
Russell Investments Global Real Estate ETF[3]	—	—	—

[1]	The Russell Investments U.S. Small Cap Equity ETF, Russell Investments International Developed Equity ETF and Russell Investments Global Infrastructure ETF first issued shares on May 13, 2025.
[2]	The Russell Investments Global Equity ETF and Russell Investments Emerging Markets Equity ETF first issued shares on May 29, 2025.
[3]	The Russell Investments Core Plus Bond ETF and Russell Investments Global Real Estate ETF had not commenced operations as of September 30, 2025.

Exhibit B-1

EXHIBIT C

Date of Existing Agreement

The date of the Existing Agreement for each Fund, except Russell Investments Core Plus Bond ETF and Russell Investments Global Real Estate ETF, is April 22, 2025. For Russell Investments Core Plus Bond ETF and Russell Investments Global Real Estate ETF, the date of the Existing Agreement is May 19, 2026. The Existing Agreement was approved by the sole initial shareholder of each Fund in connection with each Fund’s launch on the date listed below.

Fund	Date of Sole Shareholder Approval
Russell Investments U.S. Small Cap Equity ETF	May 12, 2025
Russell Investments International Developed Equity ETF	May 12, 2025
Russell Investments Global Infrastructure ETF	May 12, 2025
Russell Investments Global Equity ETF	May 27, 2025
Russell Investments Emerging Markets Equity ETF	May 27, 2025
Russell Investments Core Plus Bond ETF	June 18, 2026
Russell Investments Global Real Estate ETF	June 18, 2026

Exhibit C-1

EXHIBIT D

Additional Information about RIM and its Affiliates

Ownership Structure of RIM (Pre- and Post-Transaction)

Pre-Transaction

RIM is an indirect, wholly-owned subsidiary of RIG, with its business address at 401 Union Street, 18th Floor, Seattle, WA 98101, through which the limited partners of the TA Funds indirectly have a majority ownership interest through alternative investment vehicles (the “TA Alternative Investment Vehicles”) and the limited partners of the Reverence Capital Funds indirectly have a significant minority controlling ownership interest through certain Reverence Capital Funds and alternative investment vehicles (the “Reverence Capital Entities”) in Russell Investments. The TA Alternative Investment Vehicles are ultimately controlled by TA Associates Cayman, LLC, with its business address at PO Box 309, Ugland House Grand Cayman KY1-1104, Cayman Islands, and the Reverence Capital Entities are ultimately controlled by Milton Berlinski, Alexander Chulack and Peter Aberg, with their business address at 590 Madison Avenue, New York, NY 10022. TA Associates is one of the oldest and most experienced global growth private equity firms. Reverence Capital is a private investment firm, focused on investing in leading financial services companies. Certain of Russell Investments’ employees, which may include an officer of the Trust, and Hamilton Lane Advisors, LLC, also hold minority, non-controlling positions in RIG.

Post-Transaction

Following the Transaction, RIM will continue to be an indirect, wholly-owned subsidiary of RIG, which will be an indirect, wholly-owned subsidiary of BEAM Topco. BEAM Holdings GP, L.P. is the general partner of BEAM Topco. BEAM Holdings Investors, Ltd. is the general partner of BEAM Holdings GP, L.P. and is controlled by Raj Ganguly and Eduardo Saverin. The business address of the BEAM entities and control persons is 1240 Rosecrans Ave., 5th Floor, Manhattan Beach, CA 90266.

Principal Executive Officer and Directors of RIM

The current Executive Officers of RIM are listed below. The address for each individual listed is 401 Union Street, 18th Floor, Seattle, WA 98101.

Name	Title	Principal Occupation
Kate El-Hillow	Director, President & Chief Investment Officer	See the Proxy Statement under “Officers of the Trust”

Vernon Barback	Director	See the Proxy Statement under “Officers of the Trust”

Howard Surloff	Director	Chief Legal Officer of Russell Investments

Amy Curran	Chief Compliance Officer	Chief Compliance Officer of Russell Investments

Scott Bowen	Chief Financial Officer	Chief Financial Officer of Russell Investments

Mark Paltrowitz	Chief Risk Officer	Chief Risk Officer of Russell Investments

Exhibit D-1

Other Investment Companies Advised by RIM

The following sets forth information about other registered investment companies advised by RIM that may have comparable investment strategies to one or more Funds. While there may be certain similarities, the funds listed differ from the Funds with respect to investment process, product structure and/or fee structure.

Fund	Net Assets as of 07/31/2026 (USD) (Amounts in thousands)	Advisory Fee Rate	Waiver/Reduction of Fees?
U.S. Small Cap Equity Fund (a series of RIF)	234,086	0.90%	Yes (contractual waiver/reimbursement agreement)
Global Real Estate Securities Fund (a series of RIF)	1,053,697	0.80%	N/A
International Developed Markets Fund (a series of RIF)	407,308	0.90%	Yes (contractual waiver)
Strategic Bond Fund (a series of RIF)	840,907	0.55%	Yes (contractual waiver)
U.S. Small Cap Equity Fund (a series of RIC)	975,361	0.70%	N/A
Global Equity Fund (a series of RIC)	3,938,926	0.71%	Yes (contractual waiver)
International Developed Markets Fund (a series of RIC)	1,421,369	0.70%	Yes (contractual waiver)
Global Real Estate Securities Fund (a series of RIC)	417,537	0.80%	Yes (contractual waiver)
Global Infrastructure Fund (a series of RIC)	610,560	0.85%	Yes (contractual waiver/reimbursement agreement)
Emerging Markets Fund (a series of RIC)	1,170,789	0.93%	Yes (contractual waiver)
Strategic Bond Fund (a series of RIC)	2,358,849	0.38%	Yes (contractual waiver)

Commissions Paid to Brokers Affiliated with RIM or the Money Managers

The table below sets forth: (1) the aggregate dollar amount of brokerage commissions paid by the Funds during the fiscal year ended September 30, 2025 to any broker that is an affiliated person of a Fund, RIM or the relevant Money Manager, including the percentage of the Fund’s aggregate brokerage commissions paid to the broker and the percentage of the Fund’s aggregate dollar amount of transactions involving the payment of commissions effected through the broker; and (2) for RIIS, an affiliated person of RIM, the net amount of the RIIS commission after payment by RIIS of any commissions or fees to third party brokers, generally for clearing and settlement services for the fiscal year ended September 30, 2025.

Exhibit D-2

The Russell Investments Core Plus Bond ETF and Russell Investments Global Real Estate ETF had not commenced operations as of September 30, 2025 and are therefore not included in the table.

Fund Name	RIM/Money Manager	Affiliated Broker	2025 Total (USD)	Percent of Fund’s Commission	Percent of Fund’s Principal	2025 RIIS Net (USD)
Russell Investments U.S. Small Cap[1] Equity ETF
	RIM
		Russell Investments Implementation Services, LLC	16,952	100.000%	100.000%	12,865

Total:			16,952	100.000%	100.000%	12,865

Russell Investments International Developed Equity ETF[1]
	RIM
		Russell Investments Implementation Services, LLC	25,922	98.685%	94.728%	20,981

Total:			25,922	98.685%	94.728%	20,981

Russell Investments Global Equity ETF[2]
	RIM
		Russell Investments Implementation Services, LLC	29,132	87.992%	95.223%	23,822

Total:			29,132	87.992%	95.223%	23,822

Russell Investments Emerging Markets Equity ETF[2]
	RIM
		Russell Investments Implementation Services, LLC	16,995	64.140%	45.814%	9,848

Total:			16,995	64.140%	45.814%	9,848

Russell Investments Global Infrastructure ETF[1]
	RIM
		Russell Investments Implementation Services, LLC	2,603	99.764%	98.362%	2,153

	Total:		2,603	99.764%	98.362%	2,153

1	The Russell Investments U.S. Small Cap Equity ETF, Russell Investments International Developed Equity ETF and Russell Investments Global Infrastructure ETF first issued shares on May 13, 2025.
2	The Russell Investments Global Equity ETF and Russell Investments Emerging Markets Equity ETF first issued shares on May 29, 2025.

Exhibit D-3

EXHIBIT E

Approval of Existing Agreement

The 1940 Act requires that the Board, including a majority of the Independent Trustees voting separately, approve for an initial term not to exceed two years and, thereafter, approve the continuation of the Existing Agreement, and the Existing Money Manager Agreements with each Money Manager of the Funds on at least an annual basis, and that the terms and conditions of each Existing RIETF Agreement provide for its termination if continuation is not approved annually.

The Board, including all of the Independent Trustees, considered and approved the continuation of the Existing RIETF Agreements for each Fund at the Existing Agreement Evaluation Meeting. During the course of a year, the Trustees receive a wide variety of materials regarding, among other things, the investment performance of the Funds, creations and redemptions for the Funds, premium/discount and average spread information, management of the Funds and other services provided by RIM (and its affiliates) and the Money Managers and compliance with applicable regulatory requirements.

In preparation for the annual review of the Existing RIETF Agreements, the Independent Trustees, with the advice and assistance of their Independent Counsel, also requested and the Board considered with respect to each Fund: (1) information and reports prepared by RIM relating to the services provided by RIM (and its affiliates) and the Money Managers to the Fund; (2) information and reports prepared by RIM relating to the profitability of the Fund to RIM (and its affiliates); and (3) information received from an independent, nationally recognized provider of investment company information (the “Third-Party Provider”) comparing (i) the performance of the Fund since its inception and (ii) the Fund’s operating expenses as of its fiscal year end, with other actively managed exchange-traded funds (“ETFs”) not managed by RIM, believed by the Third-Party Provider to be generally comparable to the Fund (the “Third-Party Information”). In the case of each Fund, its other peer ETFs are collectively hereinafter referred to as the Fund’s “Comparable Funds,” and, with the Fund, such Comparable Funds are collectively hereinafter referred to as the Fund’s “Expense Group” in the case of operating expense comparisons. The foregoing and other information received by the Board, including the Independent Trustees, in connection with its evaluations of the Existing RIETF Agreements are collectively called the “Agreement Evaluation Information.” The Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of the Funds and the other RIM-managed funds for which the Board has supervisory responsibility (the “Other RIM-Managed Funds”) with respect to services provided by RIM, RIM’s affiliates and each Money Manager. The Trustees received a memorandum from counsel to the Funds (“Fund Counsel”) discussing the legal standards for their consideration of the continuations of the Existing RIETF Agreements, and the Independent Trustees separately received a memorandum regarding their responsibilities from their Independent Counsel.

At meetings held virtually on April 8, 2026 and April 13, 2026, the Independent Trustees met privately with Independent Counsel to discuss the Agreement Evaluation Information received prior to those dates. At a meeting held in person on April 20, 2026, the Independent Trustees again met privately with Independent Counsel to discuss the Agreement Evaluation Information. At meetings held in person on April 20-21, 2026 (together, the “Agreement Information Review Meeting”), the Board, including the Independent Trustees, in preparation for the Existing Agreement Evaluation Meeting: (1) met in an executive session with a representative of TA Associates, at which (i) Independent Counsel, (ii) Fund Counsel, (iii) the Chairman and Chief Executive Officer of RIM’s ultimate parent company; (iv) the Chief Financial Officer of RIM and RIM’s ultimate parent company, and (v) the President, Chief Executive Officer and non-Independent Trustee of the Funds, who is also a Director of RIM and Vice Chairman of RIM’s ultimate parent company, were present; (2) met with representatives of RIM; and then (3) the Independent Trustees met in a private session with Independent Counsel at which no representatives of RIM or the Funds’ management were present to further review and discuss the Agreement Evaluation Information received to that date. On May 11, 2026, the Independent Trustees met by video conference in a private session with Independent Counsel to further discuss the Agreement Evaluation Information provided to date.

Exhibit E-1

At the Existing Agreement Evaluation Meeting, the Independent Trustees again met in person in a private session with Independent Counsel to review the Agreement Evaluation Information received to that date. The Board considered that the Agreement Evaluation Information and presentations made by RIM at the Agreement Information Review Meeting and the Existing Agreement Evaluation Meeting as part of this review encompassed the Funds and all Other RIM-Managed Funds. Information received by the Board, including the Independent Trustees, prior to and at the Agreement Information Review Meeting, the Existing Agreement Evaluation Meeting, and other meetings identified above is included in the Agreement Evaluation Information. Prior to voting at the Existing Agreement Evaluation Meeting, the Independent Trustees again met in private session with Independent Counsel to consider Agreement Evaluation Information received from RIM and management at and prior to the Existing Agreement Evaluation Meeting. The discussion below reflects the culmination of all of these reviews.

In evaluating the Existing RIETF Agreements, the Board considered that each of the Funds employs a manager-of-managers method of investment and that such Funds, in employing a manager-of-managers method of investment, operate in a manner that is different from many other investment companies. Specifically, the Board considered that RIM has engaged multiple unaffiliated Money Managers for the Funds and is responsible for paying fees to the Money Managers (“Money Manager Fees”) out of the unitary advisory fees paid by the Funds to RIM for its services under the Existing Agreement. A Money Manager may have (1) a discretionary asset management assignment pursuant to which it is allocated a portion of a Fund’s assets to manage directly and for which it selects and trades the individual portfolio securities for the assets assigned to it; or (2) a non-discretionary assignment pursuant to which it provides a model portfolio to RIM representing its investment recommendations, based upon which RIM purchases and sells securities for a Fund. Money Manager Fees for a non-discretionary assignment may be the same as, or lower than, the fees would be for a discretionary assignment with the same Money Manager.

The Board considered that RIM (rather than any Money Manager) is responsible under the Existing Agreement for determining, implementing and maintaining the investment program for each Fund. In this regard, assets of each Fund are allocated among RIM and the multiple Money Manager strategies selected by RIM for that Fund. RIM may change a Fund’s asset allocation to a Money Manager at any time, including by allocating no Fund assets to one or more Money Manager strategies. In addition, RIM manages the investment of each Fund’s cash. The Funds usually, but not always, pursue a strategy of being fully invested by exposing all or a portion of their cash to the performance of certain markets by purchasing equity securities, fixed income securities and/or derivatives. This cash “equitization” strategy is managed by RIM and is intended to cause a Fund to perform as though its cash were actually invested in those specified markets or strategies. In the Agreement Evaluation Information, RIM noted the broad array of investment management services provided to the Funds by RIM and the relatively narrow scope of portfolio management services provided to the Funds by Money Managers. The Board noted the variety and complexity of investment advisory services that RIM provides to the Funds under the Existing Agreement.

Based upon the Agreement Evaluation Information, the Trustees considered, with respect to each Fund, various specific factors in evaluating approval of the Existing RIETF Agreements, including the following:

1.	The nature, scope, and overall quality of the investment management and other services provided to the Fund by RIM;

2.

The Advisory Fee and that, under the unitary advisory fee structure, RIM pays substantially all of the Fund’s expenses out of the Advisory Fee it receives from the Fund, including fees to Money Managers, with certain exceptions set forth in the Fund’s prospectus and Existing Agreement;

3.	The performance of the Fund relative to its benchmark index and Comparable Funds;

Exhibit E-2

4.

Information provided by RIM as to other fees and benefits received by RIM or its affiliates in connection with the Fund, including any fees received for the administration of the fund in which the Fund invests its uninvested cash, and commissions or other compensation in connection with the execution of portfolio securities and foreign exchange transactions;

6.	Information provided by RIM as to the profits that RIM derives from its operations with respect to the Fund; and

7.	Information provided by RIM concerning economies of scale and whether any scale economies are adequately shared with the Fund.

In connection with the Trustees’ consideration of the nature, scope and overall quality of the investment management and other services provided, and which are expected to be provided, to the Funds, including Fund portfolio management services, the Board discussed with senior representatives of RIM and RIM’s ultimate parent company certain initiatives and growth strategies involving new and potential new client relationships, new and expected new product offerings, certain changes in senior personnel and the impact of other recent changes in Russell Investments’ personnel providing services to the Funds. The President and Chief Investment Officer of Russell Investments discussed with the Board the performance of certain Funds and how Russell Investments measures performance success.

The Board also discussed the Funds’ compliance program with the Funds’ CCO, including certain items reported in the annual report of the CCO required under Rule 38a-1 of the 1940 Act (the “Annual CCO Report”). The Annual CCO Report included the status of projects, initiatives and enhancements in the past year related to the compliance program that the CCO identified in connection with last year’s Annual CCO Report. The Annual CCO Report also included information on the resources of the compliance program and the status of various compliance, operations and technology initiatives previously discussed with the Board. The CCO and Russell Investments’ Global Chief Compliance Officer discussed with the Board, and the Board noted, certain enhancements made to the compliance programs of RIM and the Funds over the past year and suggestions for additional enhancements going forward, certain staffing changes and areas of focus for the upcoming year. The CCO advised the Board that the Funds and RIM, with respect to the services RIM provides to the Funds, have each adopted and effectively implemented written policies and procedures that are reasonably designed to prevent violation of the Federal Securities Laws (as such term is defined in the 1940 Act).

RIM is an indirect wholly owned subsidiary of Russell Investments Group, Ltd., through which the limited partners of certain private equity funds affiliated with TA Associates indirectly have a majority ownership interest through alternative investment vehicles and the limited partners of certain private equity funds affiliated with Reverence Capital indirectly have a significant minority controlling ownership interest (as “control” is defined in the 1940 Act) through certain Reverence Capital funds and alternative investment vehicles in Russell Investments. Certain of Russell Investments’ employees and Hamilton Lane Advisors, LLC also hold minority, non-controlling positions in Russell Investments.

In connection with the Board’s approval of advisory agreements for certain Other RIM-Managed Funds in 2015, TA Associates advised the Board of its plans ultimately to effect a sale or other disposition of its ownership interest in Russell Investments. Any such transaction (“Future Transaction”) could cause a change of control of RIM resulting, among other things, in an assignment and termination of the Existing Agreement, as required by the 1940 Act and by the terms and conditions of the Existing Agreement. In the event of a Future Transaction, the Board would be required to consider the approval of the terms and conditions of a replacement agreement (“Successor Agreement”) for the Existing Agreement and, thereafter, to submit the Successor Agreement to each Fund’s shareholders for approval, as required by the 1940 Act. During the executive session with a representative of TA Associates held in connection with the

Exhibit E-3

Agreement Information Review Meeting, among other things, the status of TA Associates’ indirect investment in RIM and RIM’s access to sufficient resources to support its activities in respect of the Funds, and the current debt and leverage levels, a recent strategic financing transaction and the current capital structure of Russell Investments Group, Ltd. were discussed. The Board was advised of TA Associates’ commitment to continue to support the same level of services currently being provided by RIM and its affiliates to the Funds. The Board was aware of the public reports regarding a potential sale of Russell Investments by its current owners, including TA Associates, and a member of Russell Investments’ senior management answered questions from the Board and advised the Board that no decision regarding such a sale had been made.

Each Fund has a unitary fee whereby RIM pays substantially all of the Fund’s expenses out of the Advisory Fee it receives from the Fund, with certain exceptions set forth in the Fund’s prospectus and Existing Agreement. Therefore, each Fund’s total expense ratio is the same as its Advisory Fee. The Board focused on comparisons of the Funds’ total expense ratios to the total expense ratios of their respective Comparable Funds because each Fund’s Advisory Fee is a unitary fee, whereas certain Comparable Funds do not have a unitary fee structure. The Third-Party Information included, among other things, comparisons of the Funds’ total expense ratios with the total expense ratios of their Comparable Funds on an actual basis (i.e., giving effect to any fee waivers implemented by RIM with respect to a Fund and by the managers of such Fund’s Comparable Funds). The Third-Party Information showed, among other things, that each Fund had a total expense ratio (and, therefore, an Advisory Fee) which, compared with the total expense ratios of its respective Comparable Funds, was ranked in the third quintile of its Expense Group, or better, for that expense component. In these rankings, the first quintile represents funds with the lowest total expense ratio among funds in the Expense Group, and the fifth quintile represents funds with the highest total expense ratio among funds in the Expense Group. The comparisons were based upon the latest fiscal years for the Expense Group funds.

In discussing the Funds’ Advisory Fees generally, RIM noted, among other things, that its Advisory Fees for the Funds encompass services that are typical to services provided by investment advisers to the Funds’ Comparable Funds, as well as transition management services that enable efficient and cost-effective asset transition events and the administration of a cash equitization program.

RIM advised the Board that its pre-tax profit margin solely from its relationship with the Funds was negative since each Fund’s inception. The Board considered RIM’s pre-tax profit margin from its relationships with the Funds and the Other RIM-Managed Funds.

In considering the unitary structure of the Advisory Fee and whether economies of scale may be realized, the Board noted that the Funds’ Advisory Fees were set assuming economies of scale at lower asset levels and will remain fixed even if a Fund’s operating expenses increase.

The Board also considered RIM’s explanation that it has no other large institutional clients or other investment company or non-investment company clients with investment strategies comparable to the Funds, as the investment management process for the Funds is different than that used for other clients and Other RIM-Managed Funds.

On the basis of the Agreement Evaluation Information and other information previously received by the Board from RIM during the course of the year or presented at or in connection with the Agreement Information Review Meeting and Existing Agreement Evaluation Meeting by RIM and its affiliates, the Board found, in respect of each Fund, after giving effect to any applicable advisory fee waivers and in light of the factors discussed above: (1) the Advisory Fee charged by RIM was acceptable in light of the nature, scope and overall quality of the investment management and other services provided and expected to be provided to the Fund and the Fund expenses that RIM will pay; (2) the relative total expense ratio of each Fund was comparable to the total expense ratios of its Comparable Funds; (3) other benefits and fees received by RIM or its affiliates from the Fund were not excessive; (4) RIM’s reported profitability with respect to the Fund showed that RIM did not receive a profit; and (5) Advisory Fees were set assuming economies of scale at lower asset levels and will remain fixed even if a Fund’s operating expenses increase.

Exhibit E-4

The Board noted that at the time of the Existing Agreement Evaluation Meeting, the Funds did not have a full calendar or fiscal year of operations and, therefore, performance data for the Funds was limited. The Board concluded that, under the circumstances and based on RIM’s performance information and reviews for each Fund, the performance of each of the Funds supported the continuation of the Existing Agreement.

After considering the foregoing and other relevant factors, including factors described above, the Board concluded with respect to each Fund that the continuation of the Existing Agreement would be in the best interest of such Fund and its shareholders and voted to approve the continuation of the Existing Agreement.

At the Agreement Information Review Meeting and Existing Agreement Evaluation Meeting, with respect to the evaluation of the terms of the Existing Money Manager Agreements, the Board received and considered information from RIM reporting, among other things, for each Money Manager: the Money Manager’s performance; RIM’s assessment of the performance of each Money Manager over various periods; any significant business relationships between the Money Manager and RIM; and RIM’s recommendation to retain each discretionary or non-discretionary Money Manager on the current terms and conditions, including at the current fee rate. The Board received certifications and reports during the course of the year from the Funds’ Chief Compliance Officer regarding her assessments of Money Manager compliance programs and any compliance issues. RIM did not identify any benefits from the Funds’ portfolio transactions received by Money Managers or their affiliates other than potential benefits from commissions paid to any affiliated broker-dealer through which a discretionary Money Manager may execute trades.

RIM recommended that each of the Money Managers be retained for its current discretionary or non-discretionary assignment at its current fee rate. In doing so, RIM advised the Board that it does not regard Money Manager profitability or economies of scale as relevant to its evaluation of the Existing Money Manager Agreements because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIM; RIM is aware of the standard fee rates charged by Money Managers to other clients; and RIM believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIM’s explanation of the relevance of Money Manager profitability in light of RIM’s belief that such fees are reasonable, the Board’s findings as to the acceptability of the Advisory Fee paid by each Fund and the fact that each Money Manager’s fee is paid by RIM.

Based substantially upon RIM’s recommendations, together with the Agreement Evaluation Information, the Board concluded that the fees paid by RIM to the Money Managers of each Fund are acceptable in light of RIM’s assessment of the quality of the investment advisory services provided and voted to approve the Existing Money Manager Agreements with each Money Manager of each Fund.

* *  *

This discussion is not intended to include all of the factors and information considered by the Board. In their deliberations, the Trustees did not identify any particular information as to the Existing Agreement or, other than RIM’s recommendation, the Existing Money Manager Agreement with any Money Manager that was all-important or controlling, and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund.

Exhibit E-5

APPENDIX A

Fund Shares Outstanding as of September 1, 2026

Fund	Shares Outstanding on Record Date
Russell Investments U.S. Small Cap Equity ETF	[ ]
Russell Investments International Developed Equity ETF	[ ]
Russell Investments Global Equity ETF	[ ]
Russell Investments Emerging Markets Equity ETF	[ ]
Russell Investments Global Infrastructure ETF	[ ]
Russell Investments Core Plus Bond ETF	[ ]
Russell Investments Global Real Estate ETF	[ ]

Appendix A-1

APPENDIX B

5% Record or Beneficial Owners of Fund Shares as of July 31, 2026

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of participants of the Depository Trust Company (“DTC Participants”), as of July 31, 2026, the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of any Fund were as follows:

FUND NAME	NAME & ADDRESS	# OF SHARES	%
RUSSELL INVESTMENTS CORE PLUS BOND ETF	STATE STREET BANK AND TRUST COMPANY, ONE CONGRESS STREET, SUITE 1, BOSTON, MA, 02114	1,920,000	79.34%
RUSSELL INVESTMENTS CORE PLUS BOND ETF	CITIGROUP GLOBAL MARKETS INC., 388 GREENWICH STREET, NEW YORK, NY, 10013	200,000	8.26%
RUSSELL INVESTMENTS CORE PLUS BOND ETF	BMO CAPITAL MARKETS CORP, 151 W 42ND ST, 9TH FLOOR, NEW YORK, NY, 10036	199,384	8.24%
RUSSELL INVESTMENTS EMERGING MARKETS EQUITY ETF	NATIONAL FINANCIAL SERVICES LLC, 245 SUMMER STREET, V1B, BOSTON, MA, 02210	1,047,294	32.73%
RUSSELL INVESTMENTS EMERGING MARKETS EQUITY ETF	LPL FINANCIAL LLC, 1055 LPL WAY, FORT MILL, SC, 29715	818,085	25.57%
RUSSELL INVESTMENTS EMERGING MARKETS EQUITY ETF	PERSHING LLC, ONE PERSHING PLAZA, JERSEY CITY, NJ, 07399	610,238	19.07%
RUSSELL INVESTMENTS EMERGING MARKETS EQUITY ETF	CETERA, 2301 ROSECRANS AVENUE, SUITE 5100, EL SEGUNDO, CA, 90245	303,179	9.47%
RUSSELL INVESTMENTS EMERGING MARKETS EQUITY ETF	ROBERT W. BAIRD & CO. INCORPORATED, 777 EAST WISCONSIN AVENUE, MILWAUKEE, WI, 53202	162,361	5.07%
RUSSELL INVESTMENTS GLOBAL EQUITY ETF	NATIONAL FINANCIAL SERVICES LLC, 245 SUMMER STREET, V1B, BOSTON, MA, 02210	2,952,607	28.25%
RUSSELL INVESTMENTS GLOBAL EQUITY ETF	LPL FINANCIAL LLC, 1055 LPL WAY, FORT MILL, SC, 29715	2,832,013	27.10%
RUSSELL INVESTMENTS GLOBAL EQUITY ETF	PERSHING LLC, ONE PERSHING PLAZA, JERSEY CITY, NJ, 07399	2,215,008	21.20%
RUSSELL INVESTMENTS GLOBAL EQUITY ETF	CETERA, 2301 ROSECRANS AVENUE, SUITE 5100, EL SEGUNDO, CA, 90245	1,040,080	9.95%
RUSSELL INVESTMENTS GLOBAL EQUITY ETF	ROBERT W. BAIRD & CO. INCORPORATED, 777 EAST WISCONSIN AVENUE, MILWAUKEE, WI, 53202	629,996	6.03%
RUSSELL INVESTMENTS GLOBAL INFRASTRUCTURE ETF	NATIONAL FINANCIAL SERVICES LLC, 245 SUMMER STREET, V1B, BOSTON, MA, 02210	716,892	46.55%
RUSSELL INVESTMENTS GLOBAL INFRASTRUCTURE ETF	LPL FINANCIAL LLC, 1055 LPL WAY, FORT MILL, SC, 29715	290,800	18.88%
RUSSELL INVESTMENTS GLOBAL INFRASTRUCTURE ETF	PERSHING LLC, ONE PERSHING PLAZA, JERSEY CITY, NJ, 07399	208,618	13.55%
RUSSELL INVESTMENTS GLOBAL INFRASTRUCTURE ETF	CETERA, 2301 ROSECRANS AVENUE, SUITE 5100, EL SEGUNDO, CA, 90245	103,583	6.73%
RUSSELL INVESTMENTS GLOBAL INFRASTRUCTURE ETF	CHARLES SCHWAB & CO., INC., 3000 SCHWAB WAY, WESTLAKE, TX, 76262	87,680	5.69%
RUSSELL INVESTMENTS GLOBAL REAL ESTATE ETF	JP MORGAN SECURITIES, LLC/JPMORGAN CHASE & CO., 383 MADISON AVE, NEW YORK, NY, 10179	45,093	56.37%
RUSSELL INVESTMENTS GLOBAL REAL ESTATE ETF	RBC CAPITAL MARKETS LLC, 200 BAY ST, TORONTO, ON, M5J 2J5	18,720	23.40%
RUSSELL INVESTMENTS GLOBAL REAL ESTATE ETF	CHARLES SCHWAB & CO., INC., 3000 SCHWAB WAY, WESTLAKE, TX, 76262	10,448	13.06%
RUSSELL INVESTMENTS GLOBAL REAL ESTATE ETF	CITIGROUP GLOBAL MARKETS INC., 388 GREENWICH STREET, NEW YORK, NY, 10013	5,000	6.25%
RUSSELL INVESTMENTS INTERNATIONAL DEVELOPED EQUITY ETF	NATIONAL FINANCIAL SERVICES LLC, 245 SUMMER STREET, V1B, BOSTON, MA, 02210	1,374,004	29.36%

Appendix B-1

RUSSELL INVESTMENTS INTERNATIONAL DEVELOPED EQUITY ETF	LPL FINANCIAL LLC, 1055 LPL WAY, FORT MILL, SC, 29715	1,244,136	26.58%
RUSSELL INVESTMENTS INTERNATIONAL DEVELOPED EQUITY ETF	PERSHING LLC, ONE PERSHING PLAZA, JERSEY CITY, NJ, 07399	865,922	18.50%
RUSSELL INVESTMENTS INTERNATIONAL DEVELOPED EQUITY ETF	CETERA, 2301 ROSECRANS AVENUE, SUITE 5100, EL SEGUNDO, CA, 90245	488,576	10.44%
RUSSELL INVESTMENTS INTERNATIONAL DEVELOPED EQUITY ETF	ROBERT W. BAIRD & CO. INCORPORATED, 777 EAST WISCONSIN AVENUE, MILWAUKEE, WI, 53202	265,872	5.68%
RUSSELL INVESTMENTS U.S. SMALL CAP EQUITY ETF	NATIONAL FINANCIAL SERVICES LLC, 245 SUMMER STREET, V1B, BOSTON, MA, 02210	898,494	42.79%
RUSSELL INVESTMENTS U.S. SMALL CAP EQUITY ETF	LPL FINANCIAL LLC, 1055 LPL WAY, FORT MILL, SC, 29715	418,067	19.91%
RUSSELL INVESTMENTS U.S. SMALL CAP EQUITY ETF	PERSHING LLC, ONE PERSHING PLAZA, JERSEY CITY, NJ, 07399	279,031	13.29%
RUSSELL INVESTMENTS U.S. SMALL CAP EQUITY ETF	CHARLES SCHWAB & CO., INC., 3000 SCHWAB WAY, WESTLAKE, TX, 76262	182,706	8.70%
RUSSELL INVESTMENTS U.S. SMALL CAP EQUITY ETF	CETERA, 2301 ROSECRANS AVENUE, SUITE 5100, EL SEGUNDO, CA, 90245	150,781	7.18%

Appendix B-2

RUSSELL INVESTMENTS EXCHANGE TRADED FUNDS YOUR VOTE IS IMPORTANT PO Box 43131 Providence, RI 02940-3131 SCAN The QR code or visit www.proxy-direct.com to vote your shares CALL 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope VOTE IN PERSON Attend Shareholder Meeting 401 Union Street, 18th Floor Seattle, WA 98101 on November 24, 2026 FUNDS FUNDS FUNDS Russell Investments U.S. Small Cap Equity ETF Russell Investments Global Equity ETF Russell Investments International Developed Eq ETF Russell Investments Global Infrastructure ETF Russell Investments Emerging Markets Equity ETF Russell Investments Core Plus Bond ETF Russell Investments Global Real Estate ETF DO NOT TEAR PROXY RUSSELL INVESTMENTS EXCHANGE TRADED FUNDS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 24, 2026 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Russell Investments Exchange Traded Funds (the “Trust”), a Delaware statutory trust, revoking previous proxies, hereby appoints Jessica Gates, Cheryl Wichers, Ross Erickson and Walter Chikwinya, or any of them as Proxies of the undersigned with power to act without the others and with full power of substitution, to vote all shares of the Fund(s), each a series of the Trust listed above, that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of Russell Investments, 401 Union Street, 18th Floor, Seattle, WA 98101, on November 24, 2026 at 11:00 a.m. Pacific Time, and at any and all adjournments thereof as indicated on the reverse side. If you expect to attend the Special Meeting in person, please call the Trust at 1-800-787-7354 to inform the Trust of your intentions and obtain directions on how to attend the Special Meeting. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Special Meeting or any adjournments thereof. This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the Proposals. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 ETF_35300_081726 PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx    code TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposals THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. 1. To approve a new advisory agreement between each Fund and Russell Investment Management, LLC (“RIM”) as a result of a transaction involving the sale of Russell Investments Group, Ltd. (“Russell Investments”), of which RIM is a wholly-owned subsidiary, to a newly-formed acquisition vehicle through which an investor consortium led by B Capital and including California Public Employees’ Retirement System will acquire Russell Investments. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 Russell Investments U.S. Small Cap Equity ETF 02 Russell Investments Global Equity ETF 03 Russell Investments International Developed Eq ETF 04 Russell Investments Global Infrastructure ETF 05 Russell Investments Emerging Markets Equity ETF 06 Russell Investments Core Plus Bond ETF 07 Russell Investments Global Real Estate ETF 2. To permit RIM to enter into and materially amend subadvisory agreements with affiliated money managers without shareholder approval. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 Russell Investments U.S. Small Cap Equity ETF 02 Russell Investments Global Equity ETF 03 Russell Investments International Developed Eq ETF 04 Russell Investments Global Infrastructure ETF 05 Russell Investments Emerging Markets Equity ETF 06 Russell Investments Core Plus Bond ETF 07 Russell Investments Global Real Estate ETF 3. To approve a revision to the fundamental investment restriction relating to concentration for the Russell Investments Global Infrastructure ETF. FOR AGAINST ABSTAIN 01 Russell Investments Global Infrastructure ETF IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 24, 2026. The Notice of Special Meeting, Proxy Statement and Proxy Card for this meeting are available at: https://www.proxy-direct.com/etf-35300 B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box / / Scanner bar code xxxxxxxxxxxxxx ETF1 35300 xxxxxxxx